UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE J. M. SMUCKER COMPANY
STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280

July 8, 2010

Dear Shareholder:

You are cordially invited to attend The J. M. Smucker Company’s Annual Meeting of Shareholders on Wednesday, August 18, 2010. The annual meeting will begin at 11:00 a.m., Eastern Daylight Time, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio 44691.

Following this letter is a Notice of the Annual Meeting and the proxy statement. Please review this material for information concerning the nominees named in the proxy statement for election as Directors, the Company’s appointed independent registered public accounting firm, and the Company’s proposed 2010 Equity and Incentive Compensation Plan. In addition, details regarding executive officer and Director compensation, corporate governance matters and the business to be conducted at the annual meeting are also described. We look forward to sharing more information with you about The J. M. Smucker Company and the value of your investment at the annual meeting.

Whether or not you plan to attend the annual meeting, please cast your vote, at your earliest convenience, as instructed in the Notice of Internet Availability of Proxy Materials or in the proxy card. Your vote is very important. Your vote before the annual meeting will ensure representation of your common shares at the annual meeting even if you are unable to attend.

Sincerely,

Timothy P. Smucker Chairman of the Board and Co-Chief Executive Officer	Richard K. Smucker Executive Chairman, President and Co-Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON AUGUST 18, 2010

This proxy statement and the 2010 Annual Report are available at www.proxyvote.com.

THE J. M. SMUCKER COMPANY

STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

Date:	Wednesday, August 18, 2010

Time:	11:00 a.m., Eastern Daylight Time

Place:	Ohio Agricultural Research and Development Center, Fisher Auditorium 1680 Madison Avenue Wooster, Ohio 44691

Purposes:	1. To elect as Directors the four nominees named in the proxy statement and recommended by the Board of Directors to the class whose term of office will expire in 2013;

2. To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2011 fiscal year;

3. To approve the Company’s 2010 Equity and Incentive Compensation Plan; and

4. To consider and act upon any other matter that may properly come before the annual meeting.

Who Can Vote:	Shareholders of record at the close of business on June 23, 2010.

How Can You Vote:	You may cast your vote via the Internet, as instructed in the Notice of Internet Availability of Proxy Materials, or if you received your proxy materials by mail, you may also vote by mail or by telephone. You may also vote in person at the annual meeting.

Who May Attend:	All shareholders are cordially invited to attend the annual meeting.

Jeannette L. Knudsen, Vice President, Deputy General
Counsel and Corporate Secretary

Orrville, Ohio, July 8, 2010

THE J. M. SMUCKER COMPANY

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 18, 2010

THE J. M. SMUCKER COMPANY

STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 18, 2010

PROXY SOLICITATION AND COSTS

The J. M. Smucker Company (the “Company”) is furnishing this document to you in connection with the solicitation by the Board of Directors of the Company (the “Board”) of the enclosed form of proxy for its August 18, 2010 annual meeting. In addition to solicitation by mail, the Company may solicit proxies in person, by telephone, facsimile, or e-mail. Also, the Company has engaged a professional proxy solicitation firm, D.F. King & Co., Inc., to assist it in soliciting proxies. The Company will pay a fee of approximately $15,000, plus expenses, to D.F. King & Co., Inc. for its services and will bear all costs of the proxy solicitation.

The Company pays for the preparation and mailing of the Notice of Annual Meeting and proxy statement, and the Company has also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of this proxy statement and other annual meeting materials to the beneficial owners of its common shares at its expense. This proxy statement is dated July 8, 2010 and is first being mailed to the Company’s shareholders on or about July 8, 2010.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these materials because you are a shareholder of the Company. The Board is providing these proxy materials to you in connection with the Company’s annual meeting, to be held on August 18, 2010. As a shareholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all shareholders to attend the annual meeting and vote in person, the Board is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the common shares you own at the annual meeting. By completing and returning the proxy card(s), which identifies the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each shareholder is able to cast his or her vote without having to attend the annual meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information from your broker, bank, trust, or other nominee. It is important that you complete, sign, date, and return each proxy card you receive, or vote using the telephone, or by using the Internet as described in the instructions included with your proxy card(s) or in the Notice of Internet Availability of Proxy Materials.

Why didn’t I receive paper copies of the proxy materials?

The Company makes proxy materials available to its shareholders on the Internet instead of mailing printed copies of those materials to all of its shareholders, as permitted by rules adopted by the U.S. Securities and Exchange Commission (“SEC”). This option allows the Company to provide its shareholders with information they need, while reducing the Company’s use of natural resources, saving on paper and printing costs, and cutting back on potentially unwanted paper materials in shareholders’ home mailboxes.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the notice. The Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about July 8, 2010 and provides instructions on how you may access and review the proxy materials on the Internet.

What is the record date and what does it mean?

The Board established June 23, 2010 as the record date for the annual meeting of shareholders to be held on August 18, 2010. Shareholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

What is the difference between a “registered shareholder” and a “street name shareholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with Computershare Investor Services, LLC (“Computershare”), the Company’s transfer agent, you are a “registered shareholder.” If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “street name shareholder.”

How many common shares are entitled to vote at the annual meeting?

As of the record date, there were 119,471,560 common shares outstanding and entitled to vote at the annual meeting.

How many votes must be present to hold the annual meeting?

A majority of the Company’s outstanding common shares as of the June 23, 2010 record date must be present in person or by proxy in order for the Company to hold the annual meeting. This majority of outstanding common shares is referred to as a quorum. For purposes of determining whether a quorum is present, each common share is deemed to entitle the holder to one-vote-per-share. Properly signed proxies that are marked “abstain” are known as “abstentions.” Common shares that are held in street name and not voted on one or more of the items before the annual meeting, but are otherwise voted on at least one item, are known as “broker non-votes.”

Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares entitled to be voted with respect to the matter on which the broker has expressly not voted. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have no effect with regard to the election of Directors in Proposal 1 (See “Corporate Governance — Director Resignation Policy”). Abstentions and broker non-votes will have the same effect as votes against the proposal with regard to Proposal 2 and Proposal 3.

Who will count the votes?

A representative from Carl T. Hagberg and Associates will determine if a quorum is present and will tabulate the votes and serve as the Company’s inspector of election at the annual meeting.

What vote is required to approve each proposal?

Under the Company’s Amended Articles of Incorporation (the “Articles”), shareholders may be entitled on certain matters to cast ten-votes-per-share with regard to certain common shares and only one-vote-per-share with regard to others. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There is only one proposal on this year’s ballot — Proposal 3 — for which the ten-votes-per-share provisions apply.

Proposal 1:  Because this is an uncontested election, a candidate will be elected as a Director only if the votes cast for the candidate exceed the votes cast against the candidate, based upon one vote for each common share owned as of the record date. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” a candidate and will have no effect on the vote. A plurality voting standard would be utilized if this were a contested election. Under the plurality voting standard, the candidates receiving the most “for” votes would be elected.

Under the Company’s Director Resignation Policy, in an uncontested election, any nominee for Director who receives a greater number of “against” votes than “for” votes is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board. The Company has provided more information about its Director Resignation Policy under the heading “Corporate Governance — Director Resignation Policy.”

Proposal 2:  The affirmative vote of the holders of a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of the Independent Registered Public Accounting Firm (the “Independent Auditors”). Abstentions and broker non-votes will have the same effect as votes against the Proposal.

Proposal 3:  The affirmative vote of the holders of a majority of the votes cast, giving effect to the ten-votes-per-share provisions of the Articles, provided that the total votes cast on the Proposal represents over 50% in interest of all securities entitled to vote on the Proposal, is necessary to approve The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan. Abstentions and broker non-votes will have the same effect as votes against the Proposal.

How do I determine if I have ten-votes-per-share for Proposal 3?

Common shares are entitled to ten-votes-per-share if they meet the requirements set forth in the Articles. Common shares entitled to ten-votes-per-share on Proposal 3 must meet one of the following criteria:

•	common shares beneficially owned as of November 6, 2008, and for which no change in beneficial ownership has occurred after November 6, 2008; or

•	common shares received through the Company’s various equity plans, which have not been sold or otherwise transferred since November 6, 2008.

If you were issued common shares through one of the Company’s equity plans as an employee of the Company, or you are a registered shareholder, you will not be required to certify that the common shares you own are entitled to ten-votes-per-share in order to exercise the ten-votes-per-share provisions, because the plan administrators or the transfer agent will provide this information to the vote tabulator. If you are a street name shareholder, you will be required to complete the “Certification of Ten-Vote Shares” section indicated on the voting instruction form in order to exercise the ten-votes-per-share provisions. If you do not complete the “Certification of Ten-Vote Shares” section, your shares will be counted as one-vote shares. For additional information regarding how to determine whether your common shares are entitled to ten-votes-per-share, see “Voting Rights of Common Shares”.

Where will I be able to find voting results of the annual meeting?

The Company intends to announce preliminary voting results at the annual meeting and will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the annual meeting.

How do I vote my common shares?

If you are a registered shareholder, you can vote your shares in one of the following manners:

•	by attending the annual meeting and voting;

•	by completing, signing, dating, and returning the enclosed proxy card(s) if you received your proxy materials by mail;

•	by telephone, by calling 1-800-690-6903 if you received your proxy materials by mail; or

•	by using the Internet and accessing www.proxyvote.com.

Please refer to the specific instructions set forth on the proxy card(s) if you received your proxy materials by mail or in the Notice of Internet Availability of Proxy Materials.

If you are a street name shareholder, your broker, bank, trustee, or other nominee will provide you with materials and instructions for voting your common shares.

Can I change my vote after I have mailed in my proxy card(s)?

Yes, if you are a registered shareholder, you can change your vote in any one of the following ways:

•	sending a written notice to the Corporate Secretary of the Company that is received prior to the annual meeting and states that you revoke your proxy;

•	signing and dating a new proxy card(s) and submitting the proxy to Broadridge Financial Solutions, Inc. (“Broadridge”) so that it is received prior to the annual meeting;

•	voting by telephone or by using the Internet prior to the annual meeting in accordance with the instructions provided with the proxy card(s) if you received your proxy materials by mail or in the Notice of Internet Availability of Proxy Materials; or

•	attending the annual meeting and voting in person.

Your mere presence at the annual meeting will not revoke your proxy. You must take affirmative action at the annual meeting in order to revoke your proxy.

If you are a street name shareholder, you must contact your broker, bank, trust, or other nominee in order to revoke your proxy. If you wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy obtained from your broker, bank, trust, or other nominee to the annual meeting in order to vote in person.

How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s), or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s), but do not indicate how you want to vote, your common shares will be voted FOR the proposals at the annual meeting.

What if my common shares are held in “street name” by my broker?

You should instruct your broker how you would like to vote your shares by using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange (“NYSE”), your broker may, but is not required to, vote your common shares with respect to certain “routine” matters. Proposal 2 is the only routine matter this year to be voted on by the shareholders. However, on other matters, when the broker has not received voting instructions from its customers, the broker cannot vote the shares on the matter and a “broker non-vote” occurs. Please note that the NYSE rules governing broker voting have changed, and an uncontested election of Directors is no longer considered a routine matter. This means that brokers may not vote your common shares on the election of Directors if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your common shares in your broker’s name and wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the annual meeting in order to vote in person.

What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares as follows:

Proposal 1 — FOR the election of the four Board nominees named in this proxy statement with terms expiring at the 2013 annual meeting of shareholders.

Proposal 2 — FOR the ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2011 fiscal year.

Proposal 3 — FOR the approval of The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan.

Does the Company have cumulative voting?

No. Last year, the shareholders of the Company amended the Articles to eliminate cumulative voting.

Who may attend the annual meeting?

All shareholders are eligible to attend the annual meeting. However, only those shareholders of record at the close of business on June 23, 2010 are entitled to vote at the annual meeting.

Do I need an admission ticket to attend the annual meeting?

Admission tickets are not required to attend the annual meeting. If you are a registered shareholder, properly mark your proxy to indicate that you will be attending the annual meeting. If you hold your common shares through a nominee or you are a street name shareholder, you are required to bring evidence of share ownership to the annual meeting (e.g., account statement, broker verification).

What type of accommodations can the Company make at the annual meeting for people with disabilities?

The Company can provide reasonable assistance to help you participate in the annual meeting if you notify the Corporate Secretary about your disability and how you plan to attend. Please call or write the Corporate Secretary at least two weeks before the annual meeting at 330-684-3838 or Strawberry Lane, Orrville, Ohio 44667.

Who can answer my questions?

If you need additional copies of the proxy materials, you should contact:

Broadridge Financial Solutions, Inc.
51 Mercedes Way
Edgewood, NY 11717
Call Toll Free: 1-866-451-3787

If you have any questions about the proxy materials, annual meeting, or need assistance in voting your common shares, you should contact:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Call Toll Free: 1-800-488-8075
or
Call Collect: 1-212-269-5550

If you have any questions about the proxy materials or the annual meeting, you may also contact:

The J. M. Smucker Company
Strawberry Lane
Orrville, Ohio 44667
Attention: Shareholder Services Department
Telephone: 330-684-3838

ELECTION OF DIRECTORS
(Proposal 1 on the proxy card)

Unless instructed otherwise, the proxies intend to vote FOR the election of Kathryn W. Dindo, Richard K. Smucker, William H. Steinbrink and Paul Smucker Wagstaff, as Directors, each for a term of three years. Ms. Kathryn W. Dindo and Messrs. Richard K. Smucker, William H. Steinbrink and Paul Smucker Wagstaff comprise the class of Directors whose term of office expires this year and whose members are standing for re-election at the annual meeting.

In the event of the death or inability to act of any of these Director nominees, the proxy, with respect to such nominee or nominees, will be voted for such other person or persons as the Board may recommend. The Company has no reason to believe that the persons listed in this proxy statement as nominees for Directors will be unable to serve.

The members of the Board, including those who are listed in this proxy statement as nominees for election, with information about each of them based on data furnished to the Company by these persons as of June 30, 2010, are as follows:

Nominees For Election as Directors Whose Proposed Terms Would Expire at the 2013 Annual Meeting

KATHRYN W. DINDO

Ms. Dindo, 61, has been a Director since February 1996. In 1998, she commenced her career with FirstEnergy Corp., a utility holding company, and retired as vice president and chief risk officer in 2007, a position she held since November 2001. Prior to that time, she was vice president, controller and chief accounting officer of Caliber System, Inc., formerly Roadway Services, Inc., a transportation services company, since January 1996. Ms. Dindo is also a director, and a member of the audit committee, of Bush Brothers & Company, a food processing and manufacturing company, and ALLETE, Inc., an NYSE publicly traded energy service provider. Ms. Dindo is Chair of the Audit Committee and a member of the Executive Compensation Committee (the “Compensation Committee”). The Company purchases utility services and electricity from FirstEnergy Corp. and its affiliates.

The Board concluded that Ms. Dindo should serve as a Director primarily due to her long experience in managing and overseeing businesses and her significant knowledge of the Company, having served on the Board since 1996. Specifically, Ms. Dindo gained significant leadership, operating and finance experience in her positions as vice president and chief risk officer of FirstEnergy Corp. and as vice president, controller and chief accounting officer of Caliber System, Inc. Ms. Dindo is also a Certified Public Accountant and a former partner of Ernst & Young LLP. Together with her service on the corporate boards and audit committees of Bush Brothers & Company and ALLETE, Inc., Ms. Dindo’s background enables her to provide valuable insights to the Board, particularly in overseeing the Company’s finances and executive compensation practices.

RICHARD K. SMUCKER

Mr. Smucker, 62, has been a Director since October 1975. He has been the Company’s President since 1987, Co-Chief Executive Officer since February 2001, and Executive Chairman since August 2008. Mr. Smucker is also a director of The Sherwin-Williams Company, a manufacturer of coatings and related products, and a director and the deputy chairman of the Cleveland Federal Reserve Bank board. In addition, he served on the board of trustees of Miami University (Ohio) from May 2003 through December 2009. Mr. Smucker is the brother of Timothy P. Smucker and the uncle of both Mark T. Smucker and Paul Smucker Wagstaff, all three of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as the Company’s Co-Chief Executive Officer, his intimate knowledge of the Company, and his experience serving as a director of other private and public companies. The Board believes that Mr. Smucker’s extensive experience in and knowledge of the Company’s business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and its business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

WILLIAM H. STEINBRINK

Mr. Steinbrink, 67, has been a Director since 1994. He is the principal of Unstuk LLC, through which he assists leaders in developing new paths forward. He served as interim president of Wittenberg University (Ohio) from June 1, 2004 through June 30, 2005. Prior to that time, he was associated with the law firm of Jones Day beginning in 1967 and had been a partner at Jones Day for over 23 years. Mr. Steinbrink is the former president and chief executive officer of CSM Industries, Inc., a manufacturer of specialty metals, a position he held between November 1996 and November 2000. Mr. Steinbrink is a member of the Nominating Committee.

The Board concluded that Mr. Steinbrink should serve as a Director primarily due to his long experience in managing and overseeing businesses and his significant knowledge of the Company, having served on the Board since 1994. Specifically, Mr. Steinbrink gained significant leadership, operating and corporate governance experience in his positions as principal of Unstuk LLC, interim president and board member of Wittenberg University (Ohio), and president and chief executive officer of CSM Industries, Inc. The Board believes that Mr. Steinbrink’s background as a corporate lawyer and as a senior executive of business enterprises and educational institutions enables him to provide valuable insights to the Board, particularly in setting corporate strategy and supervising the Company’s governance.

PAUL SMUCKER WAGSTAFF

Mr. Wagstaff, 40, has been a Director since January 2009. He has been the Company’s President, U.S. Retail — Oils and Baking since August 2008. Prior to that time, he served as Vice President, Foodservice and Beverage Markets, since May 2006. From 2001 to 2006, he was the Vice President and General Manager, Foodservice Market. Mr. Wagstaff is the nephew of Timothy P. Smucker and Richard K. Smucker, and the first cousin of Mark T. Smucker, all three of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Wagstaff should serve as a Director largely due to his role as the Company’s President, U.S. Retail — Oils and Baking, his significant knowledge of the Company gained from more than 14 years of experience in various positions within the Company, and his experience serving as a director of The First Tee of Cleveland, as an advisory council member of Students in Free Enterprise, and as a funders’ committee representative for the Fund for our Economic Future. The Board believes that the perspectives that Mr. Wagstaff brings to the Board are particularly valuable in light of the significance of the oils and baking business to the Company. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

Directors With Terms Expiring at the 2012 Annual Meeting

PAUL J. DOLAN

Mr. Dolan, 51, has been a Director since April 2006. He has been president of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio, since January 2004, after having served as vice president and general counsel of the Cleveland Indians since February 2000. He also serves as chairman and chief executive officer of Fast Ball Sports Productions, a sports media company. Mr. Dolan is a member of the Compensation Committee. The Company sponsors several advertising and promotional activities with the Cleveland Indians organization.
The Board concluded that Mr. Dolan should serve as a Director primarily due to his long experience in managing businesses and his significant knowledge of the evolving needs and preferences of consumers. Specifically, Mr. Dolan has gained significant leadership, operating, and marketing experience in his positions as president, vice president and general counsel of the Cleveland Indians and as chairman and chief executive officer of Fast Ball Sports Productions. This background enables Mr. Dolan to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing executive compensation practices.

NANCY LOPEZ KNIGHT

Ms. Lopez Knight, 53, has been a Director since August 2006. In 2000, Ms. Lopez Knight founded the Nancy Lopez Golf Company, which focuses on the design and manufacture of top-quality golf equipment for women. Ms. Lopez Knight is also an accomplished professional golfer, having won 48 career titles, including three majors, on the Ladies Professional Golf Association (“LPGA”) Tour. She is a member of the LPGA Hall of Fame and captained the 2005 U.S. Solheim Cup Team to victory. She also serves as a member of the Commissioner Advisory Board of the LPGA. In 2003, Ms. Lopez Knight was named to the Hispanic Business magazine’s list of 80 Elite Hispanic Women. Ms. Lopez Knight is a member of the Nominating Committee.

The Board concluded that Ms. Lopez Knight should serve as a Director primarily due to her leadership experience and her extensive knowledge regarding the evolving needs and preferences of consumers. As the founder of her own business, the Nancy Lopez Golf Company, Ms. Lopez Knight has gained significant leadership, operating and marketing experience. Ms. Lopez Knight is also active in charitable causes, launching the “Back in Full Swing” campaign designed to help individuals improve their health after a heart attack. Ms. Lopez Knight’s blend of business expertise and philanthropic interests, together with her experience in dealing with the public and the media as a renowned professional athlete, enables her to provide the Board with valuable perspectives on the Company’s management, strategy, and risks.

GARY A. OATEY

Mr. Oatey, 61, has been a Director since January 2003. He has been the chairman and chief executive officer of Oatey Co., a privately owned manufacturer of plumbing products, since January 1995. Mr. Oatey also is a director, and a member of the audit committee, of Shiloh Industries, Inc., a publicly traded manufacturer of engineered metal products for the automotive and heavy truck industries, and a director, and a member of the compensation committee, of Molded Fiber Glass Companies, a composites manufacturing company. Mr. Oatey is Chair of the Nominating Committee.

The Board concluded that Mr. Oatey should serve as a Director primarily due to his long experience in managing businesses and his significant knowledge of the Company, having served on the Board since 2003. As the chairman and chief executive officer of Oatey Co. and a director of Shiloh Industries, Inc. and Molded Fiber Glass Companies, Mr. Oatey has gained significant leadership, operating, and corporate governance experience. This background enables Mr. Oatey to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing the Company’s governance.

ALEX SHUMATE

Mr. Shumate, 60, has been a Director since January 2009. He is the global managing partner of Squire, Sanders & Dempsey L.L.P., where he has practiced law since February 1988. Mr. Shumate is also a director, and a member of the compensation committee, of Cincinnati Bell, Inc., a publicly owned provider of voice and data telecommunications products and services, and a trustee of The Ohio State University. Mr. Shumate is a member of the Nominating Committee.

The Board concluded that Mr. Shumate should serve as a Director primarily due to his significant legal background, experience in managing a business and service as a director of other public companies and as a trustee of non-profit organizations. Mr. Shumate has practiced law for nearly 35 years and is the global managing partner of Squire, Sanders & Dempsey L.L.P. Mr. Shumate was named a Lawyer of the Year 2010 by Best Lawyers and an Ohio Super Lawyer by Law and Politics magazine. Together with his service on the corporate board and compensation committee of Cincinnati Bell, Inc., Mr. Shumate’s background allows him to provide valuable insights to the Board, particularly in regard to corporate governance and risk issues that confront the Company.

TIMOTHY P. SMUCKER

Mr. Smucker, 66, has been a Director since October 1973. He has been the Company’s Chairman since 1987 and Co-Chief Executive Officer since February 2001. Mr. Smucker also is a director, and a member of the audit committee, of Hallmark Cards, Incorporated, a privately owned company and marketer of greeting cards and other personal expression products. Mr. Smucker is the vice chairman of the GS1 Management Board, a leading global organization dedicated to the design and implementation of global standards and solutions to improve the efficiency and visibility of the supply and demand chains globally and across sectors. In addition, Mr. Smucker is a director and serves on the executive committee of the Grocery Manufacturers Association, an association of food, beverage, and consumer products companies. He is also a director of The Consumer Goods Forum, an association for members of consumer goods retailers and manufacturers that develops common positions on key strategic issues affecting the consumer goods industry. Mr. Smucker is the brother of Richard K. Smucker, the father of Mark T. Smucker, and the uncle of Paul Smucker Wagstaff, all three of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as the Company’s Co-Chief Executive Officer, his intimate knowledge of the Company, and his experience serving as a director of other private and public companies. The Board believes that Mr. Smucker’s extensive experience in and knowledge of the Company’s business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and its business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

Directors With Terms Expiring at the 2011 Annual Meeting

VINCENT C. BYRD

Mr. Byrd, 55, has been a Director since April 1999. He has been the Company’s President, U.S. Retail — Coffee, since August 2008. Prior to that time he served as Senior Vice President, Consumer Market, since February 2004. Mr. Byrd is also a director, and a member of the audit committee, of Myers Industries, Inc., a publicly traded international manufacturer of polymer products for industrial, agricultural, automotive, commercial, and consumer markets, and was a director of Spangler Candy Company, a private company that manufactures confectionery products, from 1998 to 2008.

The Board concluded that Mr. Byrd should serve as a Director largely due to his role as the Company’s President, U.S. Retail — Coffee, his significant knowledge of the Company, having served on the Board since 1999 and as an executive officer of the Company since 1988, and his experience serving as a director of other companies. The Board believes that the perspectives that Mr. Byrd brings to the Board are particularly valuable in light of the significance of the coffee business to the Company.

R. DOUGLAS COWAN

Mr. Cowan, 69, has been a Director since January 2003. He has been a director of The Davey Tree Expert Company, an employee-owned company providing horticultural services throughout North America, since May 2009, after having served as chairman since January 2007, and as chairman and chief executive officer since May 1997. Mr. Cowan is also a director, and a member of the compensation committee, of Buckeye Corrugated, Inc. and a director, and a member of the audit committee, of Great Lakes Construction Co. Mr. Cowan formerly served as chairman of the board of trustees of Kent State University and as a trustee of the board of trustees of Northeastern Ohio Universities College of Medicine. Mr. Cowan is a member of the Audit Committee.

The Board concluded that Mr. Cowan should serve as a Director primarily due to his long experience in overseeing public institutions and businesses and his significant knowledge of the Company, having served on the Board since 2003. Specifically, Mr. Cowan gained significant leadership, operating, and finance experience in his positions as chairman and chief executive officer of The Davey Tree Expert Company, as chairman of the board of trustees of Kent State University and as a trustee of the board of trustees of Northeastern Ohio Universities College of Medicine. Together with his service on corporate boards, this background enables Mr. Cowan to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing the Company’s finances.

ELIZABETH VALK LONG

Ms. Long, 60, has been a Director since May 1997. She was executive vice president of Time Inc., the magazine publishing subsidiary of Time Warner Inc., from May 1995 until her retirement in August 2001. She is also a director, and a member of the compensation committee, of Steelcase Inc., a furniture and office systems manufacturer, and Belk, Inc., a large, privately owned department store chain in the United States. Ms. Long is Chair of the Compensation Committee and a member of the Audit Committee.
The Board concluded that Ms. Long should serve as a Director primarily due to her long experience managing and overseeing businesses and her significant knowledge of the Company, having served on the Board since 1997. As executive vice president of Time Inc., she was responsible for consumer marketing, customer service, retail distribution, human resources, legal affairs, and corporate communications. Together with her service on corporate boards, most recently for Steelcase Inc. and Belk, Inc., Ms. Long’s background enables her to provide valuable insights to the Board, particularly in overseeing the Company’s finances, marketing, and executive compensation practices.

MARK T. SMUCKER

Mr. Smucker, 40, has been a Director since January 2009. He has been the Company’s President, Special Markets, since August 2008. Prior to that time, he served as Vice President, International, since July 2007, Vice President, International and Managing Director, Canada, since May 2006, and as Vice President and Managing Director, Canada, since June 2004. Mr. Smucker is the son of Timothy P. Smucker, the nephew of Richard K. Smucker, and the first cousin of Paul Smucker Wagstaff, all three of whom serve as Directors and executive officers of the Company.
The Board concluded that Mr. Smucker should serve as a Director largely due to his role as the Company’s President, Special Markets, his significant knowledge of the Company gained from more than 12 years of experience in various positions within the Company, and his experience serving as a director and a member of the nominating committee of GS1 U.S., as a director of GS1 Canada, as a trustee of the Akron Art Museum, and as a director and chair of the marketing communications committee for Food & Consumer Products of Canada. The Board believes that the perspectives that Mr. Smucker brings to the Board are particularly valuable in light of the significance of the special markets business to the Company. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

The Board unanimously recommends a vote FOR each of the nominees named in this proxy statement for election to the Board.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines (the “Guidelines”) are designed to formalize the Board’s role and to confirm its independence from management and its role of aligning management and Board interests with the interests of shareholders. The Guidelines provide in pertinent part that:

•	a majority of Directors will be “independent,” as set forth under the rules of the NYSE, the SEC, and as further set forth in the Guidelines;

•	all members of the Nominating Committee, the Compensation Committee, and the Audit Committee (collectively, the “Committees”) will be “independent” and there will be at least three members on each of the Committees;

•	the “independent” Directors will meet in executive session on a regular basis in conjunction with regularly scheduled Board meetings (other than the meeting held on the day of the annual meeting) and such meetings will be chaired by the Chair of each of the Committees on a rotating term of one year;

•	the Board and each of the Committees will conduct an annual self-evaluation;

•	all Directors will own a minimum amount of the Company’s common shares with a value of no less than four times the annual cash retainer paid to each Director, and each Director should strive to attain this ownership threshold within four years of joining the Board;

•	each Director will attend at least 75% of all regular and special Board meetings;

•	each Director is limited to serving on a maximum of three public company boards, including the Company, at any one time without prior, unanimous consent of the Board; and

•	the Corporate Secretary of the Company will provide all new Directors with materials and training in the Company’s Director orientation program.

The Guidelines are posted on the Company’s website at www.smuckers.com. A copy of the Guidelines will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

Shareholder Recommendations for Director Nominees

The Nominating Committee is responsible for identifying, evaluating, and recommending qualified candidates to the Board for nomination. The Nominating Committee considers all suggestions for membership on the Board, including nominations made by the Company’s shareholders. Shareholders’ nominations for Directors must be made in writing, and must include the nominee’s written consent to the nomination and detailed background information sufficient for the Nominating Committee to evaluate the nominee’s qualifications. Nominations should be submitted to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Corporate Secretary will then forward nominations to the Chair of the Nominating Committee. All recommendations must include qualifications which meet, at a minimum, the following criteria:

•	candidates must be committed to the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence, and will possess integrity, intelligence, and strength of character;

•	non-employee Director candidates must meet the independence requirements set forth below under the heading “Director Independence”;

•	candidates must have significant experience in a senior executive role, together with knowledge of corporate governance issues and a commitment to attend Board meetings and related Board activities; and

•	candidates must not have any affiliations or relationships which could lead to a real or perceived conflict of interest.

The Nominating Committee and the Board consider a diverse group of experiences, characteristics, attributes, and skills, including diversity in gender, ethnicity, race, cultural background, and age, in determining whether an individual is qualified to serve as a Director of the Company. While the Board does not maintain a formal policy regarding diversity, it does consider the diversity of the Board when considering Director nominees. Diversity is important because a variety of points of view contribute to a more effective decision-making process. The Nominating Committee and the Board also consider the composition of the Board as a whole in evaluating whether a particular individual should serve on the Board, as the Board seeks to comprise itself of members which, collectively, possess a range of relevant skills, experience, and expertise.

Experience, Qualifications, Attributes, Skills and Diversity of Director Nominees

As mentioned above, in considering each Director nominee and the composition of the Board as a whole, the Nominating Committee looks for a diverse group of experiences, characteristics, attributes, and skills, which relate directly to the management and operations of the Company. Success in specific categories is a key factor in the Company’s overall operational success and creating shareholder value. The Nominating Committee believes that Directors who possess some or all of the following experiences, characteristics, attributes, and skills are better able to provide oversight of the Company’s management and its long-term and strategic objectives.

Adherence to the Company’s Basic Beliefs

The Company seeks Directors who have an understanding of, and are committed to, the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence. These Basic Beliefs are the Company’s values and principles that serve as guideposts for decisions at every level of the Company and cultivate a culture of commitment to each other and to the Company’s constituents. This unique culture has played an important role in the Company appearing on FORTUNE Magazine’s list of the 100 Best Companies to Work For in the United States 12 times, ranking number one in 2004. Further information regarding the Basic Beliefs can be found on the Company’s website at www.smuckers.com.

Leadership and Operating Experience

The Company seeks Directors who have significant leadership and operating experience. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They also demonstrate a practical understanding of organizations, processes, strategy, risk management, and the methods to drive change and growth. People with experience in significant leadership positions possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others.

Independence

The Company seeks to have a majority of its Directors satisfy the independence requirements of the NYSE.

Finance Experience

The Company believes that it is important for Directors to have an understanding of finance and financial reporting processes. Accurate financial reporting and auditing are critical to the Company’s success. The Company seeks to have a number of Directors who qualify as “audit committee financial experts,” within the meaning of Regulation S-K promulgated by the SEC (“Regulation S-K”), particularly for service on the Audit Committee. The Company expects all of its Directors to be financially knowledgeable.

Public Company Board and Corporate Governance Experience

The Company seeks Directors who have experience serving on the boards of other large, publicly traded companies. This experience prepares the Directors to fulfill the Board’s responsibilities of overseeing the Company’s business and providing insight and guidance to management.

Operations or Distribution Experience

The Company seeks to have Directors with relevant general management or distribution operations experience in the consumer goods industry. In particular, the Company believes that it is important for Directors to have experience in new and expanding businesses, customer segments, and geographies.

Knowledge of the Company

The Company deems it important to have Directors that have in-depth knowledge of the Company and its operations, business segments, products, risks, strategy, and culture.

Minority; Diversity

The Company believes it is important to have a Board composition that is diverse in gender, ethnicity, race, cultural background, and age.

Marketing or Public Relations Experience

As a manufacturer and marketer of branded food products, the Company seeks Directors who have a diverse range of marketing or public relations experience.

The Board believes that all of the Directors are highly qualified and have specific employment and leadership experiences, qualifications, and skills that qualify them for service on the Board. The specific experiences, qualifications, and skills that the Board considered in determining that each such person should serve as a Director are included in their individual biographies and also summarized further in the following table:

Directors with Attribute

Adherence to the Company’s Basic Beliefs	V.C. Byrd	A. Shumate
Understand and adhere to the Company’s Basic Beliefs.	R.D. Cowan	M.T. Smucker
	K.W. Dindo	T.P. Smucker
	P.J. Dolan	R.K. Smucker
	N.L. Knight	W.H. Steinbrink
	E.V. Long	P.S. Wagstaff
G.A. Oatey
Leadership and Operating Experience	V.C. Byrd	A. Shumate
Significant leadership and operating experience.	R.D. Cowan	M.T. Smucker
	K.W. Dindo	T.P. Smucker
	P.J. Dolan	R.K. Smucker
	E.V. Long	W.H. Steinbrink
	G.A. Oatey	P.S. Wagstaff
Independence	R.D. Cowan	E.V. Long
Satisfy the independence requirements of the New	K.W. Dindo	G.A. Oatey
York Stock Exchange.	P.J. Dolan	A. Shumate
	N.L. Knight	W.H. Steinbrink
Finance Experience	V.C. Byrd	M.T. Smucker
Possess the background, knowledge, and experience to	R.D. Cowan	T.P. Smucker
provide the Company with valuable insight in	K.W. Dindo	R.K. Smucker
overseeing the Company’s finances.	E.V. Long	P.S. Wagstaff
Public Company Board and Corporate Governance	V.C. Byrd	A. Shumate
Experience	K.W. Dindo	T.P. Smucker
Experience serving on the boards of other large,	E.V. Long	R.K. Smucker
publicly traded companies.	G.A. Oatey
Operations or Distribution Experience	V.C. Byrd	M.T. Smucker
General management or distribution operations	R.D. Cowan	T.P. Smucker
experience in the consumer goods industry.	K.W. Dindo	R.K. Smucker
	G.A. Oatey	P.S. Wagstaff
E.V. Long
Knowledge of the Company	V.C. Byrd	R.K. Smucker
Experience with the Company for a period in excess	K.W. Dindo	T.P. Smucker
of ten years.	E.V. Long	W.H. Steinbrink
	M.T. Smucker	P.S. Wagstaff
Minority; Diversity	K.W. Dindo	A. Shumate
Contribute to the Board in a way that enhances	E.V. Long	M.T. Smucker
perspectives through diversity in gender, ethnicity,	N.L. Knight	P.S. Wagstaff
race, cultural background, and age.
Marketing or Public Relations Experience	V.C. Byrd	G.A. Oatey
Possess unique experience or insight into marketing	R.D. Cowan	M.T. Smucker
or public relations matters.	P.J. Dolan	T.P. Smucker
	N.L. Knight	R.K. Smucker
	E.V. Long	P.S. Wagstaff

Director Resignation Policy

In connection with the adoption of a majority voting standard for uncontested elections of Directors, the Board adopted a Director resignation policy to address the situation in which one or more incumbent Directors fail to receive the required majority vote for re-election in an uncontested election. Under Ohio law, an incumbent Director who is not re-elected would remain in office as a “holdover” Director until his or her successor is elected. This Director resignation policy provides that an incumbent Director who is not re-elected with more “for” votes than “against” votes in an uncontested election will be expected to tender to the Board his or her resignation as a Director promptly following the certification of the election results. The Nominating Committee would then consider each tendered resignation and recommend to the Board whether to accept or reject each such tendered resignation. The Board would act on each tendered resignation, taking into account its fiduciary duties to the Company and its shareholders and the Nominating Committee’s recommendation, within 90 days following the certification of the election results. The Nominating Committee, in making its recommendation, and the Board in making its decision, may consider any factors or other information that they consider appropriate with respect to any tendered resignation, including, without limitation:

•	the stated reason for such Director’s failure to receive the approval of a majority of votes cast;

•	the percentage of votes cast against such Director; and

•	the performance of such Director.

Following the Nominating Committee’s recommendation and the Board’s decision, the Board will promptly and publicly disclose its decision whether to accept or reject each tendered resignation and, if applicable, the reasons for rejecting a tendered resignation. If a Director’s tendered resignation is rejected, he or she would continue to serve until his or her successor is elected, or until his or her earlier resignation, removal from office, or death. If a Director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or decrease the number of Directors, in each case pursuant to the provisions of and to the extent permitted by the Amended Regulations of the Company (the “Regulations”). Any Director who tenders his or her resignation pursuant to this policy would abstain from the Nominating Committee’s recommendation or the Board’s action regarding whether to accept or reject the tendered resignation. While this description reflects the terms of the Director resignation policy that the Board currently has, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate.

Director Independence

The Company requires that a majority of its Directors be “independent” as defined by the rules of the NYSE and the SEC. The Company may, in the future, amend the Guidelines to establish such additional criteria as the Board determines to be appropriate. The Board makes a determination as to the independence of each Director on an annual basis. The Board has determined that all of the following eight non-employee Directors are independent Directors: R. Douglas Cowan, Kathryn W. Dindo, Paul J. Dolan, Nancy Lopez Knight, Elizabeth Valk Long, Gary A. Oatey, Alex Shumate, and William H. Steinbrink.

In general, “independent” means that a Director has no material relationship with the Company or any of its subsidiaries. The existence of a material relationship is determined upon a review of all relevant facts and circumstances and generally is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from management of the Company.

The Board considers the issue of materiality from the standpoint of the persons or organizations with which the Director has an affiliation, as well as from the standpoint of the Director.

The following standards will be applied by the Board in determining whether individual Directors qualify as “independent” under the rules of the NYSE and the SEC. To the extent that these standards are more stringent than the rules of the NYSE or the SEC, such standards will apply. References to the Company include its consolidated subsidiaries.

•	No Director will be qualified as independent unless the Board affirmatively determines that the Director has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company. The Company will disclose these affirmative determinations.

•	No Director who is a former employee of the Company can be independent until three years after the end of his or her employment relationship with the Company.

•	No Director whose immediate family member is, or has been within the last three years, an executive officer of the Company, can be independent.

•	No Director who received, or whose immediate family member has received, more than $120,000 in any twelve-month period in direct compensation from the Company within the past three years, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be independent until three years after he or she ceases to receive more than $120,000 in any twelve-month period in such compensation during such time period.

•	No Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company can be independent until three years after the end of the affiliation or the employment or auditing relationship.

•	No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executive officers serve on that company’s compensation committee can be independent until three years after the end of such service or employment relationship.

•	No Director who is an employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues can be independent until three years after falling below such threshold.

•	No Director can be independent if the Company has made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by the Company to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

In its review and application of the criteria used to determine independence, the Board considered the fact that the Company does business with organizations directly or indirectly affiliated with Ms. Dindo, Mr. Dolan, and Ms. Lopez Knight and affirmatively determined that the amounts paid to the entities affiliated with these individuals do not meet the threshold which would create an issue under the standards for determining independence.

The value of the services and electricity purchased from FirstEnergy Corp., from where Ms. Dindo officially retired in 2007, and its affiliates in fiscal year 2010 was approximately $1,704,000 and does not exceed the greater of $1,000,000 or 2% of FirstEnergy Corp.’s consolidated gross revenues.

The value of advertising and promotional activities sponsored with the Cleveland Indians organization, of which Mr. Dolan is president and part owner, in fiscal year 2010 was approximately $294,000 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the Cleveland Indians.

The value of advertising and promotional activities sponsored with the LPGA, of which Ms. Lopez Knight is associated as a former player and as a current member of the Commissioner Advisory Board, in fiscal year 2010 was approximately $265,000 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the LPGA.

Structure of the Board of Directors

Chairman and President as Directors

The Regulations provide that one person may hold the positions of Chairman of the Board and Chief Executive Officer. Although a majority of the Company’s Directors are independent, the Board does not have a lead independent Director. One of the Co-Chief Executive Officers (“Co-CEO”) of the Company currently serves as the Chairman of the Board. The Board believes that a Co-CEO is best situated to serve as Chairman because he is one of the Directors most familiar with the Company’s business and industry. The Board believes that combining the roles of Co-CEO and Chairman of the Board provides an efficient and effective leadership model for the Company by fostering clear accountability, effective decision-making, and alignment of corporate strategy. The Board’s independent Directors bring experience, oversight, and expertise from outside the Company and industry, while the Co-CEOs bring Company and industry-specific experience and expertise. One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of its strategy once it is developed. The Board believes the combined role of Co-CEO and Chairman, together with independent Directors having the duties described above, is in the best interests of shareholders because it strikes an appropriate balance for the Company; with the Co-CEO also serving as Chairman, there is unified leadership and a focus on strategic development and execution, while the independent Directors help assure independent oversight of management.

Board’s Role in Risk Oversight

Risk is inherent in any business and the Company’s management is responsible for the day-to-day management of risks that the Company faces. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the Board’s quarterly meetings, as well as certain Committee meetings, in order to address any questions or concerns raised by the Board on risk management and any other matters. Each quarter, the Board receives presentations from senior management on business operations, financial results, and strategic issues. In addition, senior management holds an annual strategic planning retreat, as well as periodic strategic planning sessions, to discuss strategies, key challenges, and risks and opportunities for the Company. Senior management then reviews the results of each strategic planning session with the Board.

The Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements. Risk assessment reports are regularly provided by management and the Company’s internal auditors to the Audit Committee. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs, including overseeing the Company’s compensation-related risk assessment described further below in this proxy statement. The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for Directors and executive officers, and corporate governance, including the annual monitoring of corporate governance issues, developing Director self-evaluations, reviewing potential conflicts of interest, and developing stock ownership guidelines for the Company’s executive officers. All of these Committees report back to the full Board at Board meetings as to the Committees’ activities and matters discussed and reviewed at the Committees’ meetings. In addition, the Board is encouraged to participate in external Director education courses to keep apprised of current issues, including areas of risk.

Communications with the Board

Interested parties who wish to communicate with members of the Board as a group, with non-employee Directors as a group, or with individual Directors, may do so by writing to Board Members c/o Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Directors have requested that the Corporate Secretary act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate Directors. Communications relating to matters within the responsibility of one of the Committees will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate officer at the Company. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

Policy on Ethics and Conduct

Ethics is one of the Company’s Basic Beliefs and is fundamental to the Company’s business. The Company emphasizes that ethical conduct is vital to ensure successful, sustained business relationships.

The Company’s Policy on Ethics and Conduct applies to all employees and Directors of the Company, its subsidiaries, and its affiliates. The policy details specifics concerning the manner in which employees and Directors are expected to conduct themselves and imposes on each person the responsibility for making ethical choices.

Any changes to this policy and any waivers of this policy for or on behalf of any Director, executive officer, or senior financial officer of the Company must be approved by the Board, or by a Committee of the Board, to which authority to issue such waivers has been delegated by the Board. Any such waivers will be promptly disclosed to the public, as required by applicable law, and will be disclosed on the Company’s website at www.smuckers.com. Waivers of this policy for any other employee may be made only by an authorized officer of the Company.

The Policy on Ethics and Conduct is posted on the Company’s website at www.smuckers.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

The Board has established means for employees to report violations of the policy to their manager or supervisor, or to the General Counsel. Reports to the General Counsel may be made in writing, by telephone, in person, or may be submitted anonymously through the Company’s toll-free telephone hotline.

BOARD AND COMMITTEE MEETINGS

Board Meetings

During fiscal year 2010, there were six meetings of the Board. All Directors are required to, and did, attend at least 75% of the total number of Board and Committee meetings for which they were eligible. The Company has not adopted a formal policy requiring Directors to attend the annual meeting of shareholders. All Directors, other than R. Douglas Cowan and Nancy Lopez Knight, attended the 2009 annual meeting.

The Board has a Nominating Committee, a Compensation Committee, and an Audit Committee. All of the Committees are comprised entirely of independent Directors in accordance with the NYSE listing standards. Charters for each Committee are posted on the Company’s website at www.smuckers.com. A copy of each Charter will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

The table below shows current members of each of the Committees and the number of meetings held by each Committee in fiscal year 2010.

Compensation
Name	Nominating Committee	Committee	Audit Committee

R. Douglas Cowan			✓
Kathryn W. Dindo		✓	Chair
Paul J. Dolan		✓
Nancy Lopez Knight	✓
Elizabeth Valk Long		Chair	✓
Gary A. Oatey	Chair
Alex Shumate	✓
William H. Steinbrink	✓

Number of Meetings	3	4	8

Director Compensation

Directors who are employees of the Company receive no compensation for their services as Directors. The Company uses a combination of cash and stock-based compensation to attract and retain non-employee Directors who serve on the Board. At its January 2010 meeting, the Compensation Committee and the Board approved an increase in the compensation to be paid to the Company’s non-employee Directors. This increase in compensation paid to non-employee Directors became effective April 1, 2010, and was based on a review of Director compensation conducted by the Company’s outside compensation consultant, Towers Watson & Co. (“Towers Watson”), the results of which were presented to the Compensation Committee at its January 2010 meeting. A review of Director compensation is performed on an annual basis in order to maintain current information on Director compensation trends.

The compensation to be paid to the Company’s non-employee Directors, which became effective April 1, 2010, is as follows:

Type of Compensation	Amount

Annual Retainer	$55,000	Per year
Additional Annual Retainer for Committee Chair (except Audit Committee Chair)	$7,500	Per year
Additional Annual Retainer for Audit Committee Chair	$10,000	Per year
Attendance Fee for Board Meetings	$1,500	Per meeting
Attendance Fee for Committee Meetings	$1,500	Per meeting
Annual Grant of Deferred Stock Units	$90,000	In deferred stock units granted annually in October

The annual grant of deferred stock units having a value of $90,000 will be issued out of The J. M. Smucker Company 2006 Equity Compensation Plan (the “2006 Plan”) approved by the shareholders at the 2006 annual meeting. The deferred stock units vest immediately upon grant and are entitled to dividends in an amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

During fiscal year 2011, non-employee Directors may elect to receive a portion of their annual retainer and meeting fees in the form of deferred stock units. Such amounts will be deferred under the Nonemployee Director Deferred Compensation Plan, which was adopted by the Board effective January 1, 2007 (the “Nonemployee Director Deferred Compensation Plan”). All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee Director.

During the period from May 1, 2009, through March 31, 2010, non-employee Directors were eligible to receive the following compensation:

Type of Compensation	Amount

Annual Retainer	$50,000	Per year
Additional Annual Retainer for Committee Chair (except Audit Committee Chair)	$7,500	Per year
Additional Annual Retainer for Audit Committee Chair	$10,000	Per year
Attendance Fee for Board Meetings	$1,500	Per meeting
Attendance Fee for Committee Meetings	$1,500	Per meeting
Annual Grant of Deferred Stock Units	$90,000	In deferred stock units granted annually in October

The annual grant of deferred stock units having a value of $90,000 was issued out of the 2006 Plan.

During fiscal year 2010, non-employee Directors could have elected to receive a portion of their annual retainer and meeting fees in the form of deferred stock units. Such amounts were deferred under the Nonemployee Director Deferred Compensation Plan. All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee Director.

The Board has established minimum amounts of share ownership for non-employee Directors equal to no less than four times the annual cash retainer paid to each non-employee Director. The Board policy also provides that each non-employee Director should strive to attain this ownership threshold within four years of joining the Board. At this time, all non-employee Directors have either met or, if serving for less than four years, are on pace to meet the share ownership guidelines.

The following table reflects compensation earned by the non-employee Directors for fiscal year 2010.

2010 Director Compensation

	Fees Earned or	Stock	Option	All Other
Name	Paid in Cash	Awards	Awards	Compensation	Total
(1)(2)	($)	($)(3)	($)(4)	($)(5)	($)
R. Douglas Cowan	82,166	90,000	—	—	172,166
Kathryn W. Dindo	113,667	90,000	—	—	203,667
Paul J. Dolan	79,166	90,000	—	—	169,166
Nancy Lopez Knight	76,166	90,000	—	—	166,166
Elizabeth Valk Long	105,041	90,000	—	—	195,041
Gary A. Oatey	94,541	90,000	—	—	184,541
Alex Shumate	77,666	90,000	—	—	167,666
William H. Steinbrink	77,666	90,000	—	—	167,666

(1)	Vincent C. Byrd, Mark T. Smucker, Richard K. Smucker, Timothy P. Smucker, and Paul Smucker Wagstaff are not included in this table as they are employees of the Company and receive no compensation for their services as Directors. The compensation received by Vincent C. Byrd, Richard K. Smucker, and Timothy P. Smucker as employees of the Company is shown in the Summary Compensation Table. The compensation received by Mark T. Smucker and Paul Smucker Wagstaff as employees of the Company is shown in the “Related Party Transactions” section of this proxy statement.

(2)	As of April 30, 2010, each non-employee Director had the aggregate number of deferred stock units and stock options shown below. Deferred stock units include deferred meeting and retainer amounts and annual awards valued at a predetermined dollar amount, along with additional stock units credited as a result of reinvestment of dividends.

	Deferred	Stock
Name	Stock Units	Options

R. Douglas Cowan	13,220	5,500
Kathryn W. Dindo	22,921	7,500
Paul J. Dolan	12,437	—
Nancy Lopez Knight	6,232	—
Elizabeth Valk Long	31,344	10,500
Gary A. Oatey	17,901	5,500
Alex Shumate	1,717	—
William H. Steinbrink	30,331	10,500

(3)	These amounts reflect the aggregate grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for stock awards granted to the non-employee Directors in the fiscal year ended April 30, 2010. The $90,000 reported for each non-employee Director also represents the grant date fair value of their stock awards due to the awards vesting immediately upon grant.

(4)	No stock options were awarded in fiscal year 2010.

(5)	Non-employee Directors occasionally receive perquisites provided by or paid by the Company. During fiscal year 2010, these perquisites included occasional samples of the Company’s products and tickets to Company-sponsored events. The aggregate of all benefits provided to each non-employee Director in fiscal year 2010 was less than $10,000.

Executive Sessions and Presiding Director

In fiscal year 2010, the Board held four regularly scheduled executive sessions in which only the independent Directors were present. As provided in the Guidelines, these meetings were chaired by Gary A. Oatey, the Chair of the Nominating Committee. In fiscal year 2011, the Chair of the Compensation Committee will chair the executive sessions. In fiscal year 2012, the Chair of the Audit Committee will chair the executive sessions. Executive sessions of the Board are held in conjunction with regularly scheduled meetings of the Board. There is no executive session held on the day of the annual meeting, unless specifically requested by a Director.

Nominating and Corporate Governance Committee

The Nominating Committee has four members and met three times during fiscal year 2010. The principal functions of the Nominating Committee include:

•	developing qualifications/criteria for selecting and evaluating Director nominees and evaluating current Directors;

•	evaluating the performance of the Company’s Co-CEOs;

•	considering and proposing Director nominees for election at the annual meeting;

•	selecting candidates to fill Board vacancies as they may occur;

•	making recommendations to the Board regarding the Committees’ memberships;

•	considering key management succession planning issues as presented annually by management;

•	developing and generally monitoring the Guidelines and procedures;

•	developing stock ownership guidelines for the executive officers;

•	reviewing and approving, as appropriate, related party transactions consistent with the guidelines set forth in the Company’s Policy on Ethics and Conduct and the Company’s Related Party Transaction Policy;

•	making recommendations to the Board regarding Director orientation and continuing training;

•	administering the annual evaluation of the Board; and

•	performing other functions or duties deemed appropriate by the Board.

The Nominating Committee operates under a written charter, which is posted on the Company’s website at www.smuckers.com. A copy of the Nominating Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Nominating Committee believes this charter is an accurate and adequate statement of the Nominating Committee’s responsibilities, and the Nominating Committee reviews this charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

Executive Compensation Committee

The Compensation Committee has three members and met four times during fiscal year 2010. The principal functions of the Compensation Committee include:

•	establishing, regularly reviewing, and implementing the Company’s compensation philosophy;

•	determining the total compensation packages and performance goals of the Company’s executive officers;

•	assuring that the total compensation paid to the Company’s executive officers is fair, equitable, and competitive, based on an internal review and comparison to survey data;

•	approving and administering the terms and policies of the Company’s long-term incentive compensation programs (including the Company’s restricted stock program) for executive officers;

•	approving and administering the terms and policies of the Company’s short-term incentive compensation programs (including the bonus program) for executive officers;

•	considering employee benefit programs generally;

•	reviewing the compensation paid to non-employee Directors and making recommendations to the Board, as appropriate; and

•	performing other functions or duties deemed appropriate by the Board.

The Compensation Committee operates under a written charter, which is posted on the Company’s website at www.smuckers.com. A copy of the Compensation Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Compensation Committee believes this charter is an accurate and adequate statement of the Compensation Committee’s responsibilities. The Compensation Committee reviews this charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. More information about the Compensation Committee and related topics is provided in the “Compensation Discussion and Analysis” section of this proxy statement.

Audit Committee

The Audit Committee has three members and met eight times during fiscal year 2010, including three telephonic meetings to review the Company’s quarterly filings on Form 10-Q. The principal functions of the Audit Committee include:

•	determining annually that at least one of its members meets the definition of “audit committee financial expert”;

•	reviewing annually the financial literacy of each of its members, as required by the NYSE;

•	reviewing with the Independent Auditors of the Company the scope and thoroughness of the Independent Auditors’ examination and considering recommendations of the Independent Auditors;

•	appointing the Independent Auditors and pre-approving all services and related fees for the year;

•	reviewing the sufficiency and effectiveness of the Company’s system of internal controls, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, with the Company’s financial officers, the Independent Auditors, and, to the extent the Audit Committee deems necessary, legal counsel;

•	reviewing and discussing the Company’s quarterly and annual filings on Form 10-Q and Form 10-K, respectively;

•	reviewing and monitoring, with the Company’s senior management, the Company’s major financial risk exposures;

•	reviewing and approving the charter for the Company’s internal audit function, the annual internal audit plan, and summaries of recommendations; and

•	performing other functions or duties deemed appropriate by the Board.

As part of her responsibilities, the Chair of the Audit Committee met quarterly with the Company’s management and Independent Auditors to review earnings release information.

In addition, the Audit Committee reviewed the financial literacy of each of its members, as required by the listing standards of the NYSE, and determined that each of its members meets the criteria established by the NYSE. The Audit Committee also reviewed the definition of an “audit committee financial expert” as set forth in Regulation S-K and determined that two of its members, Kathryn W. Dindo and R. Douglas Cowan, satisfy the criteria for an audit committee financial expert. The Board adopted a resolution at its April, 2010 meeting designating each of Ms. Dindo and Mr. Cowan as an “audit committee financial expert,” within the meaning of Regulation S-K.

The Audit Committee operates under a written charter, which is posted on the Company’s website at www.smuckers.com. A copy of the Audit Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Audit Committee believes this charter is an accurate and adequate statement of the Audit Committee’s responsibilities. The Audit Committee reviews this charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. A more detailed report of the Audit Committee is set forth below under the “Report of the Audit Committee” section of this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three independent Directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee serves as the primary communication link between the Board as the representative of the shareholders, the Company’s Independent Auditors, Ernst & Young LLP, and the Company’s internal auditors. The Company’s management has the primary responsibility for financial statements and the reporting process, including the systems of internal control.

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed with management the financial statements and related financial statement disclosures included in the Company’s quarterly reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2010. Also, the Audit Committee reviewed with the Independent Auditors their judgments as to both the quality and the acceptability of the Company’s accounting policies. The Audit Committee’s review with the Independent Auditors included a discussion of other matters required under Auditing Standards promulgated by the Public Company Accounting Oversight Board, including Interim Auditing Standards defined under Public Company Accounting Oversight Board Rule 3200T, Interim Auditing Standards, which include matters required by the Statement on Auditing Standards No. 114, and The Auditor’s Communication With Those Charged With Governance.

The Audit Committee received the written disclosures from the Independent Auditors required by the Public Company Accounting Oversight Board Rule 3526 and has discussed those disclosures with the Independent Auditors. The Audit Committee also has considered the compatibility of non-audit services with the Independent Auditors’ independence.

The Audit Committee discussed with the Company’s internal auditors and Independent Auditors the overall scope and plans for their respective audits and reviewed the Company’s plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and Independent Auditors to discuss the results of the auditors’ examinations, their evaluation of the Company’s internal controls, including a review of the disclosure control process, as well as the overall quality of the Company’s financial reporting. The Audit Committee, or the Audit Committee Chair, also pre-approved services provided by Ernst & Young LLP during fiscal year 2010.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2010. The Audit Committee authorized the appointment of Ernst & Young LLP as the Company’s Independent Auditors for the fiscal year 2011.

AUDIT COMMITTEE

Kathryn W. Dindo, Chair
R. Douglas Cowan
Elizabeth Valk Long

SERVICE FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees, including out of pocket expenses, paid to Ernst & Young LLP for the years ended April 30, 2010 and 2009:

Type of Fees	2010	2009

Audit Fees(1)	$2,131,000	$2,985,000
Audit-Related Fees(2)	$45,000	$45,000
Tax Fees(3)	$1,817,000	$1,190,000
All Other Fees	$—	$—

Total Fees	$3,993,000	$4,220,000

(1)	Audit fees primarily relate to (i) the audit of the Company’s consolidated financial statements as of and for the years ended April 30, 2010 and 2009, including statutory audits of certain international subsidiaries; (ii) the assessment of internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002; and (iii) the reviews of the Company’s unaudited condensed consolidated interim financial statements as of July 31, October 31, and January 31 for fiscal years 2010 and 2009.

(2)	Audit-related fees are for audits of certain employee benefit plans and the Company’s subscription to on-line research services.

(3)	Tax fees are primarily for tax work in connection with tax compliance, preparation and planning services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee charter, as well as the policies and procedures adopted by the Audit Committee, require that all audit and permitted non-audit services provided by the Independent Auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and, in limited circumstances, other services. The Audit Committee’s pre-approval identifies the particular type of service and is subject to a specific engagement authorization.

Should it be necessary to engage the Independent Auditors for additional, permitted services between scheduled Audit Committee meetings, the Audit Committee Chair has been delegated the authority to approve up to $200,000 for additional services for a specific engagement. The Audit Committee Chair then reports such pre-approval at the next meeting of the Audit Committee. The approval policies and procedures of the Audit Committee do not include delegation of the Audit Committee’s responsibility to the Company’s management.

All of the services described above were approved by the Audit Committee, or the Audit Committee Chair, before Ernst & Young LLP was engaged to render the services or otherwise in accordance with the approval process adopted by the Audit Committee.

COMMUNICATIONS WITH THE AUDIT COMMITTEE

The Company’s Policy on Ethics and Conduct has established procedures for confidential, anonymous complaints by employees and from third parties received by the Company regarding accounting, internal accounting controls, or auditing matters. The Policy on Ethics and Conduct is posted on the Company’s website at www.smuckers.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Proposal 2 on the proxy card)

The Audit Committee has appointed Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending April 30, 2011. The Audit Committee has requested that the shareholders ratify this decision. Ernst & Young LLP has served as the Company’s Independent Auditors since 1955.

A representative of Ernst & Young LLP will be present at the annual meeting with an opportunity to make a statement, if so desired, and to respond to appropriate questions with respect to that firm’s examination of the Company’s financial statements and records for the fiscal year ended April 30, 2010.

Although shareholder ratification is not required under the laws of the State of Ohio, the Company is submitting the appointment of Ernst & Young LLP to the shareholders for ratification at the annual meeting as a matter of good corporate practice and in order to provide a means by which shareholders may communicate their opinion to the Audit Committee. If the shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s best interests and the interests of the shareholders.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s
Independent Registered Public Accounting Firm.

APPROVAL OF THE J. M. SMUCKER COMPANY
2010 EQUITY AND INCENTIVE COMPENSATION PLAN
(Proposal 3 on the proxy card)

On April 21, 2010, the Compensation Committee unanimously approved and adopted, subject to the approval of the Company’s shareholders at the annual meeting, The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan (the “2010 Plan”). The 2010 Plan allows the Board, acting through the Compensation Committee, to design compensatory awards that are responsive to the Company’s needs, and includes authorization for a variety of awards designed to align the interests of management with those of shareholders. The equity compensation component of the 2010 Plan is substantially similar to the 2006 Plan.

The Company has historically granted equity awards to employees and non-employee Directors under various incentive compensation plans, including the 2006 Plan. The 2006 Plan is referred to in this description as the “Existing Plan.” If approved by shareholders, the 2010 Plan will become effective, with respect to cash incentive awards, on the date of shareholder approval and, with respect to all other awards under the 2010 Plan, on November 7, 2010 (“Effective Date”) and no further grants will be made on or after November 7, 2010 under the Existing Plan, except that outstanding awards granted under the Existing Plan will continue unaffected following such date.

The approval of the 2010 Plan is, as provided in the Articles, a matter to which shareholders are entitled to cast ten-votes-per-share, subject to the holding requirements set forth in the Articles. The following summary of the principal provisions of the 2010 Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the 2010 Plan, a copy of which is attached as Appendix A to this proxy statement.

2010 Plan Highlights

The 2010 Plan authorizes the granting of equity-based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), cash incentive awards, performance shares, performance units, and other awards for the purpose of providing the Company’s non-employee Directors, executive officers, other employees, and consultants incentives and rewards for performance. Some of the key features of the 2010 Plan that reflect the Company’s commitment to effective management of incentive compensation are set forth below and are described more fully under the heading “Summary of the 2010 Plan” and in the 2010 Plan.

Administration.  The 2010 Plan will be administered by the Board. The Board may delegate its authority under the 2010 Plan to a committee or subcommittee thereof. The Board has delegated authority to the Compensation Committee to administer the 2010 Plan.

The Board or the Compensation Committee may delegate to one or more of its members or to one or more of the executive officers, or to one or more agents or advisors, administrative duties or powers to do one or both of the following (subject to certain limitations described in the 2010 Plan):

•	designate employees to receive awards under the 2010 Plan; and

•	determine the size of any such awards.

2010 Plan Limits.  Total awards under the 2010 Plan are limited to 7,000,000 shares plus, as of the Effective Date, the number of common shares available for awards under the Existing Plan on the Effective Date. The 2010 Plan also provides that:

•	the aggregate number of common shares actually issued or transferred upon the exercise of incentive stock options (“ISOs”) will not exceed 7,000,000 common shares;

•	no more than 350,000 shares in the aggregate will be used for awards to non-employee Directors and other awards;

•	no participant will be granted stock options or SARs, in the aggregate, for more than 1,000,000 common shares during any calendar year;

•	no participant will be granted awards of restricted stock, RSUs, performance shares, or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in the aggregate, for more than 400,000 common shares during any calendar year;

•	no participant in any calendar year will receive an award of performance units that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code having an aggregate maximum value in excess of $7,000,000; and

•	no participant in any calendar year will receive cash incentive awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code having an aggregate maximum value in excess of $7,000,000.

No Liberal Recycling Provisions.  The 2010 Plan provides that only shares with respect to awards granted under the 2010 Plan that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again be available for issuance under the 2010 Plan. The following shares will not be added back to the aggregate plan limit: (1) shares tendered in payment of the option exercise price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with stock option proceeds. Further, all shares covered by a SAR that is exercised and settled in shares, whether or not all shares are actually issued to the participant upon exercise of the right, will be considered issued or transferred pursuant to the 2010 Plan.

Minimum Vesting Periods.  The 2010 Plan provides that generally:

•	Restricted stock and RSUs may not become unrestricted by the passage of time sooner than one-third per year over three years unless restrictions lapse sooner by virtue of retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of a participant, or a change in control;

•	The period of time within which Management Objectives (as defined on page 36) relating to cash incentive awards, performance shares, and performance units must be achieved will be a minimum of one year, subject to earlier lapse or modification by virtue of retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of a participant, or a change in control; and

•	Restricted stock and RSUs that vest upon the achievement of Management Objectives cannot vest sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of a participant, or a change in control.

No Repricing.  The Company has never repriced underwater stock options or SARs, and repricing of underwater options and SARs is prohibited without shareholder approval under the 2010 Plan.

Change in Control Definition.  The 2010 Plan includes a definition of “change in control.” In general, a change in control will be deemed to have occurred if:

•	there is a consummation of a merger, consolidation, combination, or majority share acquisition and, as a result of which, the securities of the Company entitled to vote generally in the election of Directors that are outstanding immediately prior to the transaction do not continue to represent one-third or more of the voting power of the surviving entity or any parent;

•	the Company sells all or substantially all of its assets;

•	the Company’s shareholders adopt a resolution of reorganization or dissolution of the Company;

•	during any consecutive two-year period, individuals who at the beginning of the period constituted the Company’s Board cease for any reason to constitute at least a majority of the Company’s Board, unless their replacements are approved as described in the 2010 Plan; or

•	a person or group buys 25% or more of the Company’s then outstanding securities, unless such acquisition is approved by the vote of at least two-thirds of the Company’s Directors then in office.

Dividends and Dividend Equivalents. The 2010 Plan provides that dividends or other distributions of performance shares, restricted stock, or RSUs that are earned or that have restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

Other Features.

•	The 2010 Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of the Company’s common stock on the date of grant.

•	The 2010 Plan is designed to allow awards made under the 2010 Plan to qualify as qualified performance-based compensation under Section 162(m) of the Code.

•	The Board has delegated to the Compensation Committee (consisting of only independent Directors) administration of the 2010 Plan if approved. Pursuant to such delegation, the Compensation Committee will have all of the powers and authority of the Board as described herein.

Summary of the 2010 Plan

Shares Available Under the 2010 Plan.  Subject to adjustment as provided in the 2010 Plan, the number of common shares that may be issued or transferred:

•	upon the exercise of stock options or SARs;

•	in payment of restricted stock and released from substantial risks of forfeiture;

•	in payment of RSUs;

•	in payment of performance shares or performance units that have been earned;

•	as awards to non-employee Directors;

•	as other awards; or

•	in payment of dividend equivalents paid for awards made under the 2010 Plan will not exceed in the aggregate 7,000,000 common shares, plus, as of the Effective Date, the number of common shares available for awards under the Existing Plan on the Effective Date. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.

Common shares covered by an award granted under the 2010 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. The total number of shares available under the 2010 Plan as of a given date will not be reduced by any shares relating to prior awards that have expired or have been forfeited or cancelled. Upon payment in cash of the benefit provided by any award granted under the 2010 Plan, any common shares that were covered by that award will again be available for issue or transfer.

If common shares are tendered or otherwise used in payment of an option exercise price, the total number of shares covered by the stock option being exercised will count against the total number of shares available under the 2010 Plan. Common shares withheld by the Company to satisfy tax withholding obligations will count against the total number of shares available under the 2010 Plan. The number of common shares covered by a SAR that is exercised and settled in common shares, whether or not all shares are actually issued to the participant upon exercise of the SAR, will be considered issued or transferred pursuant to the 2010 Plan. In the event that the Company repurchases shares with stock option proceeds, those shares will not be added to the total number of shares available under the 2010 Plan. If, under the 2010 Plan, a participant has elected to give up the right to receive compensation in exchange for common shares based on fair market value, such common shares will not count against the total number of shares available under the 2010 Plan.

The 2010 Plan also provides the following limits:

•	the aggregate number of common shares actually issued or transferred upon the exercise of ISOs will not exceed 7,000,000 common shares;

•	no more than 350,000 shares in the aggregate will be used for awards to non-employee Directors and other awards;

•	no participant will be granted stock options or SARs, in the aggregate, for more than 1,000,000 common shares during any calendar year;

•	no participant will be granted awards of restricted stock, RSUs, performance shares or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in the aggregate, for more than 400,000 common shares during any calendar year;

•	no participant in any calendar year will receive an award of performance units that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code having an aggregate maximum value as of their respective dates of grant in excess of $7,000,000; and

•	no participant in any calendar year will receive cash incentive awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code having an aggregate maximum value as of their respective dates of grant in excess of $7,000,000.

Eligibility.  The Company’s executive officers and employees, the executive officers and employees of the Company’s subsidiaries, the Company’s non-employee Directors, consultants, and any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant, presently estimated to be 434 persons, may be selected by the Compensation Committee to receive benefits under the 2010 Plan. Any person who provides services to the Company or a subsidiary that are equivalent to those typically provided by an employee may also be eligible to participate in the 2010 Plan. The Compensation Committee determines which persons will receive awards and the number of shares subject to such awards.

Stock Options.  The Company may grant stock options that entitle the optionee to purchase common shares at a price not less than the market value per share at the date of grant. The market price of the Company’s common shares as reported on the NYSE on June 18, 2010 was $62.10 per share. The option price is payable:

•	in cash, or by check or wire transfer at the time of exercise;

•	by the transfer to the Company of common shares owned by the participant for at least six months having a value at the time of exercise equal to the option price;

•	by a combination of such payment methods; or

•	by such other method as may be approved by the Compensation Committee.

To the extent permitted by law, any grant of a stock option may provide for deferred payment of the option price from the proceeds of a sale through a bank or broker of some or all of the common shares to which the exercise relates.

Stock options will be evidenced by an award agreement containing such terms and provisions, consistent with the 2010 Plan, as the Compensation Committee may approve. No stock option may be exercisable more than 10 years from the date of grant. Each grant will specify the period of continuous service with the Company or any subsidiary that is necessary before the stock options become exercisable. A grant of stock options may provide for the earlier exercise of such stock options in the event of the retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of the participant, or a change in control. Successive grants may be made to the same participant whether or not stock options previously granted remain unexercised. Any grant of stock options may specify Management Objectives that must be achieved as a condition to exercising such rights.

SARs.  A SAR is a right, exercisable by the surrender of a related stock option (if granted in tandem with stock options) or by itself (if granted as a free-standing SAR), to receive from the Company an amount equal to 100%, or such lesser percentage as the Compensation Committee may determine, of the spread between the base price (or option exercise price if a tandem SAR) and the market value of the Company’s common shares on the date of exercise. Any grant may specify that the amount payable on exercise of a SAR may be paid by the Company in cash, in common shares, or in any combination of the two.

SARs will be evidenced by an award agreement containing such terms and provisions, consistent with the 2010 Plan, as the Compensation Committee may approve. Any grant of a tandem SAR will provide that it may be exercised only at a time when the related stock option is also exercisable, at a time when the spread is positive, and by surrender of the related stock option for cancellation. Successive grants of a tandem SAR may be made to the same participant regardless of whether any tandem SARs previously granted to the participant remain unexercised. Each grant will specify in respect of each free-standing SAR a base price that will be equal to or greater than the market value per share on the date of grant. Successive grants may be made to the same participant regardless of whether any free-standing SARs previously granted to the participant remain unexercised. No free-standing SAR granted under the 2010 Plan may be exercised more than 10 years from the date of grant.

Any grant of an SAR may specify:

•	waiting periods before exercise and permissible exercise dates or periods;

•	Management Objectives that must be achieved as a condition to exercise such rights; or

•	that such SAR may be exercised only in the event of, or earlier in the event of, the retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of the participant, or a change in control.

Restricted Stock.  A grant of restricted stock involves the immediate transfer by the Company to a participant of ownership of a specific number of common shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend, and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than the current market value at the date of grant, as the Compensation Committee may determine.

Restricted stock that vests upon the passage of time must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period, generally no shorter than three years, except that the restrictions may be removed ratably during the three-year period, on at least an annual basis, as the Compensation Committee may determine at the date of grant. Each such grant or sale of restricted stock will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by the Compensation Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal or provisions subjecting the restricted stock to a continuing substantial risk of forfeiture in the hands of any transferee). The Compensation Committee may provide for the earlier termination of restrictions in the event of the retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of the participant, or a change in control.

Any grant of restricted stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. If the grant of restricted stock provides that Management Objectives must be achieved to result in a lapse of restrictions, the restrictions cannot lapse sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of the retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of the participant or a change in control.

Any grant of restricted stock may also specify, in respect of any applicable Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock on which restrictions will terminate if performance is at or above the minimum level or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

Grants of restricted stock will be evidenced by an award agreement containing such terms and provisions, consistent with the 2010 Plan, as the Compensation Committee may approve. Any grant or sale of restricted stock may require that any or all dividends or other distributions paid with respect to the restricted stock during the period of restriction be automatically deferred and reinvested in additional shares of restricted stock, which may be subject to the same restrictions as the underlying award. However, dividends or other distributions on restricted stock with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

RSUs.  A grant of RSUs (which may also be referred to as “deferred stock units”) constitutes an agreement by the Company to deliver common shares or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as the Compensation Committee may specify. During the applicable restriction period, the participant will have no right to transfer any rights under his or her award, will have no rights of ownership in the common shares deliverable upon payment of the RSUs, and will have no right to vote the common shares. The Compensation Committee may, at the date of grant, authorize the payment of dividend equivalents on RSUs on either a current, deferred or contingent basis, either in cash or in additional common shares. However, dividends or other distributions on common shares underlying RSUs with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingently upon the achievement of the applicable Management Objectives.

RSUs with a restriction period that lapses only by the passage of time will have a restriction period of at least three years, except that the restriction period may expire ratably during the three-year period, on an annual basis, as determined by the Compensation Committee at the date of grant. Additionally, the Compensation Committee may provide for a shorter restriction period in the event of the retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of the participant, or a change in control. Any grant of RSUs may also specify, in respect of any applicable Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of RSUs for which the restriction period will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. If the RSUs have a restriction period that lapses only upon the achievement of Management Objectives, the restriction period cannot lapse sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of the retirement, the attainment of reasonable age and service requirements approved by the Compensation Committee, death or disability of the participant, or a change in control.

RSUs will be evidenced by an award agreement containing such terms and provisions, consistent with the 2010 Plan, as the Compensation Committee may approve. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of grant. Each grant or sale of RSUs will also specify the time and manner of payment of the RSUs that have been earned and will specify that the amount payable with respect to such grant will be paid by the Company in common shares or cash.

Cash Incentive Awards, Performance Shares and Performance Units.  A cash incentive award means a cash award granted pursuant to the 2010 Plan. A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00 or such other value as determined by the Compensation Committee. A participant may be granted any number of performance shares or performance units, subject to the limitations described above. The participant will be given one or more Management Objectives to meet within a specified period (the “Performance Period”). The specified Performance Period will be a period of time not less than one year, except in the case of the retirement, death or disability of the participant, or a change in control, if the Compensation Committee so determines.

Each grant of cash incentive awards, performance shares, or performance units may specify, in respect of the relevant Management Objectives, a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of performance shares or performance units, or amounts payable with respect to cash incentive awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

To the extent earned, the cash incentive awards, performance shares or performance units will be paid to the participant at the time and in the manner determined by the Compensation Committee. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, common shares, shares of restricted stock, RSUs, or any combination of the foregoing. The Compensation Committee may, at the date of grant of performance shares, provide for the payment of dividend equivalents to the participant either in cash or in additional common shares, subject in all cases to deferral and payment on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid.

Cash incentive awards, performance shares, and performance units will be evidenced by an award agreement containing such terms and provisions, consistent with the 2010 Plan, as the Compensation Committee may approve. Each grant will specify the number of performance shares or performance units to which it pertains, or the amount payable with respect to a cash incentive award, which number or amount may be subject to adjustment to reflect changes in compensation or other factors. However, no adjustment will be made in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code (other than in connection with the death or disability of the participant or a change in control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

Awards to Non-Employee Directors.  The Compensation Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee Directors of stock options, SARs, or other awards and may also authorize the grant or sale of common shares, restricted stock, or RSUs (which may also be referred to as “deferred stock units”) to non-employee Directors. Each grant of an award to a non-employee Director will be upon such terms and conditions as approved by the Compensation Committee. Each such grant will be evidenced by an award agreement in such form as approved by the Compensation Committee. Each grant will specify in the case of stock options, an option price per share, and in the case of a free-standing SAR, a base price per share, each of which will not be less than the market value per share on the date of grant. Each stock option and free-standing SAR granted under the 2010 Plan to a non-employee Director will expire not more than 10 years from the date of grant and will be subject to earlier termination as provided in the 2010 Plan. Non-employee Directors may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Compensation Committee, all or any portion of their annual retainer, meeting fees or other fees in common shares, restricted stock, RSUs, or other awards under the 2010 Plan in lieu of cash.

Other Awards.  The Compensation Committee may, subject to limitations under applicable law, grant to any participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common shares or factors that may influence the value of such shares, including, without limitation:

•	convertible or exchangeable debt securities;

•	other rights convertible or exchangeable into common shares;

•	purchase rights for common shares;

•	awards with value and payment contingent upon the performance of the Company or specified subsidiaries, affiliates or other business units of the Company or any other factors designated by the Compensation Committee; and

•	awards valued by reference to the book value of common shares or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of the Company.

The Compensation Committee will determine the terms and conditions of the other awards. Common shares delivered pursuant to an award in the nature of a purchase right will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, common shares, other awards, notes, or other property, as the Compensation Committee will determine. Other awards are not required to be subject to any minimum vesting requirements.

The Compensation Committee may grant common shares as a bonus, or may grant other awards in lieu of the Company’s obligation, or a subsidiary’s obligation, to pay cash or deliver other property under the 2010 Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Compensation Committee.

Management Objectives.  The Compensation Committee may establish “Management Objectives” for purposes of cash incentive awards, performance shares, performance units and other types of awards. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department, region, or function within the Company or subsidiary in which the participant is employed. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, or functions within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Compensation Committee may grant awards subject to Management Objectives that may or may not be intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. The Management Objectives applicable to any award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code to a “covered employee,” within the meaning of 162(m) of the Code, will be based on one or more, or a combination, of the following criteria:

•	Profits (e.g., operating income, income from continuing operations, EBIT, EBT, net income, earnings per share, segment profit, residual, or economic earnings — these profitability metrics could be measured before certain specified special items and subject to GAAP definition);

•	Cash Flow (e.g., EBITDA, adjusted EBITDA, operating cash flow, cash from operations, total cash flow, free cash flow, cash flow in excess of cost of capital, residual cash flow, or cash flow return on investment);

•	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales in inventory, and days’ sales in payables);

•	Profit Margins (e.g., profits divided by net sales);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

•	Sales Growth, Cost Initiative and Stock Price Metrics (e.g., net sales, net sales growth, stock price appreciation, total return to shareholders, administrative costs divided by net sales, cost reduction targets, and selling, administrative, and distribution costs divided by net sales); and

•	Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Compensation Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable, except in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code (other than in connection with a change in control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Compensation Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such covered employee.

Administration.  The Board has the authority to administer the 2010 Plan, and may, from time to time, delegate all or any part of its authority under the 2010 Plan to the Compensation Committee or any other Committee of the Board or subcommittee thereof. The Board has delegated its authority to the Compensation Committee to administer the 2010 Plan.

The interpretation and construction by the Board or the Compensation Committee of any provision of the 2010 Plan or of any agreement, notification, or document evidencing the grant of any award under the 2010 Plan and any determination by the Board or the Compensation Committee pursuant to any provision of the 2010 Plan or of any such agreement, notification, or document will be final and conclusive.

The Board or, to the extent of any delegation, the Compensation Committee, may delegate to one or more of its members or to one or more of the Company’s executive officers, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the Compensation Committee, or any person to whom duties or powers have been delegated, may employ one or more persons to render advice with respect to any responsibility the Board, the Compensation Committee or such person may have under the 2010 Plan. The Board or the Compensation Committee may, by resolution, authorize one or more of the Company’s executive officers to do one or both of the following on the same basis as the Board or the Compensation Committee:

•	designate employees to receive awards under the 2010 Plan; and

•	determine the size of any such awards.

However, the Board or the Compensation Committee may not delegate such responsibilities to any such executive officer for awards granted to an employee who is an executive officer, Director, or more than 10% beneficial owner as determined by the Board or the Compensation Committee in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, or any covered employee. The resolution providing for such authorization must set forth the total number of common shares any delegated executive officer may grant, and the executive officer must report periodically to the Board or the Compensation Committee or the subcommittee, as the case may be, regarding the nature and scope of the awards granted pursuant to the delegated authority.

Amendments.  The Board may, at any time, and from time to time, amend the 2010 Plan in whole or in part. However, if an amendment to the 2010 Plan:

•	would materially increase the benefits accruing to participants under the 2010 Plan;

•	would materially increase the number of common shares which may be issued under the 2010 Plan;

•	would materially modify the requirements for participation in the 2010 Plan; or

•	must otherwise be approved by the Company’s shareholders in order to comply with applicable law or the rules of the NYSE (or the Company’s applicable securities exchange)

then such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.

If permitted by Section 409A of the Code and Section 162(m) of the Code, in the case of an involuntary termination of employment or a termination of the employment of a participant by reason of death, disability, retirement, closing of business or operation units, or elimination of job position, or in the case of unforeseeable emergency, or other special circumstances (including reaching reasonable age and service requirements approved by the Compensation Committee from time to time), of or relating to a participant who holds:

•	a stock option or SAR not immediately exercisable in full;

•	any shares of restricted stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed;

•	any RSUs as to which the applicable restriction period has not been completed;

•	any cash incentive award, performance shares, or performance units which have not been fully earned;

•	any other awards subject to any vesting schedule or transfer restriction; or

•	common shares subject to any transfer restriction imposed by the 2010 Plan.

The Board or the Compensation Committee may, in its sole discretion, accelerate the time at which:

•	such stock option or SAR or other award may be exercised;

•	such substantial risk of forfeiture or prohibition or restriction on transfer will lapse;

•	such restriction period will end; or

•	such cash incentive awards, performance shares or performance units will be deemed to have been fully earned or the time when such transfer restriction will terminate.

The Board or the Compensation Committee may also waive any other limitation or requirement under any such award, except in the case of qualified performance-based awards.

The Board or the Compensation Committee may amend the terms of any awards granted under the 2010 Plan prospectively or retroactively, except in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code (other than in connection with the participant’s death or disability, or a change in control) where such action would result in the loss of the otherwise available exemption. In such case, the Board or the Compensation Committee will not make any modification of the Management Objectives or the level or levels of achievement with respect to such award. Except in connection with certain corporate transactions described in the 2010 Plan, no amendment will impair the rights of any participant without his or her consent.

The Board may, in its discretion, terminate the 2010 Plan at any time. Termination of the 2010 Plan will not affect the rights of participants or their successors under any outstanding awards and not exercised in full on the date of termination.

No Repricing of Stock Options or SARs.  Except in connection with certain corporate transactions described in the 2010 Plan, the terms of outstanding awards may not be amended to reduce the option price of outstanding stock options or the base price of outstanding SARs, or cancel outstanding stock options or SARs in exchange for cash, other awards, or stock options or SARs with an option price or base price, as applicable, that is less than the option price of the original stock options or base price of the original SARs, as applicable, without shareholder approval. This restriction is intended to prohibit the repricing of “underwater” stock options and SARs and will not be construed to prohibit the adjustments in connection with certain corporate transactions provided for in the 2010 Plan.

Change in Control.  An award agreement under the 2010 Plan may provide that, upon a change in control of the Company, any awards that are outstanding as of the date of the change in control that are subject to vesting requirements and that are not then vested will become fully vested and immediately exercisable and all restrictions and other conditions prescribed by the Compensation Committee, if any, with respect to awards granted pursuant to the 2010 Plan will automatically lapse, expire, and terminate and all such awards will be deemed to be fully earned. The events giving rise to a change in control are set forth in the 2010 Plan attached to this proxy statement.

Transferability.  Except as otherwise determined by the Compensation Committee, no stock option, SAR, or other award granted under the 2010 Plan will be transferable by the participant except by will or the laws of descent and distribution, and in no event will any such award granted under the 2010 Plan be transferred for value. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law or court supervision.

The Compensation Committee may provide at the date of grant additional restrictions on transfer for certain common shares earned under the 2010 Plan.

Adjustments.  The Compensation Committee will make or provide for such adjustments in the numbers of common shares covered by outstanding stock options, SARs, RSUs, performance shares, and performance units granted under the 2010 Plan and, if applicable, in the number of common shares covered by other awards, in the option price and base price provided in outstanding stock options and SARs, and in the kind of shares covered thereby, as the Compensation Committee, in its sole discretion, may determine is equitably required to prevent dilution or enlargement of the rights of participants or optionees that otherwise would result from:

•	any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company;

•	any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or

•	any other corporate transaction or event having an effect similar to these events or transactions.

In the event of any such transaction or event or in the event of a change in control, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the 2010 Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code.

In addition, for each stock option or SAR with an option price or base price greater than the consideration offered in connection with any such transaction or event or change in control, the Compensation Committee may, in its sole discretion, elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Compensation Committee will also make or provide for such adjustments in the total number of shares available under the 2010 Plan and any other share limits under the 2010 Plan as the Compensation Committee, in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described above. However, any adjustment to the number of ISOs that may be granted under the 2010 Plan will be made only if and to the extent that such adjustment would not cause any option intended to qualify as an ISO to fail to so qualify.

Detrimental Activity.  Any evidence of award may provide that if a participant, either during employment by the Company or a subsidiary or within a specified period after termination of employment, engages in any “detrimental activity,” as defined in the 2010 Plan attached to this proxy statement, the participant will forfeit any award granted under the 2010 Plan then held by the participant or return to the Company, in exchange for payment by the Company of any amount actually paid for the common shares by the participant, all common shares that the participant has not disposed of that were offered pursuant to the 2010 Plan within a specified period prior to the date of the commencement of the detrimental activity. With respect to any common shares acquired under the 2010 Plan that the participant has disposed of, if provided in the award agreement for such grant, the participant will pay to the Company in cash the difference between (1) any amount actually paid for the awards by the participant pursuant to the 2010 Plan, and (2) the market value per share of the common shares on the date they were disposed.

In addition, any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Compensation Committee from time to time.

Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local, or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2010 Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Compensation Committee) may include relinquishment of a portion of such benefit. In no event will the market value per share of the common shares to be withheld and delivered to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld.

Compliance with Section 409A of the Internal Revenue Code.  To the extent applicable, it is intended that the 2010 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2010 Plan and any grants made under the 2010 Plan will be administered in a manner consistent with this intent. Any reference in the 2010 Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Neither a participant nor any of a participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the 2010 Plan and grants under the 2010 Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a participant or for a participant’s benefit under the 2010 Plan and grants under the 2010 Plan may not be reduced by, or offset against, any amount owing by the participant to the Company or any of its subsidiaries.

If, at the time of a participant’s separation from service (within the meaning of Section 409A of the Code), (1) the participant is a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time), and (2) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code), the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date, but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

Notwithstanding any provision of the 2010 Plan and grants under the 2010 Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to the 2010 Plan and grants under the 2010 Plan as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her for his or her account in connection with the 2010 Plan and grants under the 2010 Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of the Company’s affiliates will have any obligation to indemnify or otherwise hold the participant harmless from any or all of such taxes or penalties.

Effective Date and Termination.  The 2010 Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date under the Existing Plan (if the 2010 Plan is approved by shareholders), except that outstanding awards granted under the Existing Plan will continue unaffected following the Effective Date. No grant will be made under the 2010 Plan more than 10 years after the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and the terms of the 2010 Plan.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2010 Plan based on federal income tax laws in effect on January 1, 2010. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Non-qualified Stock Options.  In general, (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted, (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs.  No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If common shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If common shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs.  No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.

Restricted Stock.  The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

RSUs.  No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Cash Incentive Awards, Performance Shares and Performance Units.  No income generally will be recognized upon the grant of cash incentive awards, performance shares, or performance units. Upon payment in respect of the earn-out of cash incentive awards, performance shares, or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.

Tax Consequences to the Company or a Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or a subsidiary of the Company for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of common shares under the 2010 Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2010 Plan by the Company’s shareholders.

New 2010 Plan Benefits

In connection with the adoption, subject to shareholder approval, of the 2010 Plan, the Company has made awards of short-term incentive cash opportunities to certain executive officers and employees under the 2010 Plan. These awards will only be effective if the 2010 Plan receives shareholder approval. General information about these awards is provided in the following table.

NEW PLAN BENEFITS

The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan

Name and Position	Dollar Value ($)	Number of Units(4)

Timothy P. Smucker	810,350	—
Richard K. Smucker	810,350	—
Mark R. Belgya	213,000	—
Vincent C. Byrd	315,000	—
Barry C. Dunaway	213,000	—
Steven Oakland	252,000	—
Executive Group(1)	4,370,400	—
Non-Executive Director Group(2)	—	—
Non-Executive Officer Employee Group(3)	8,268,928	—

(1)	This group includes all of the Company’s current executive officers.

(2)	This group includes all of the Company’s current non-employee Directors.

(3)	This group includes all of the Company’s employees, including its officers who are not executive officers.

(4)	No Restricted Stock Awards (as defined herein) have been issued under the 2010 Plan.

With respect to other grants under the 2010 Plan, it is not possible to determine specific amounts and types of awards that may be awarded in the future under the 2010 Plan because the grant and actual settlement of awards under the 2010 Plan will be discretionary.

The Board unanimously recommends a vote FOR approval of The J. M. Smucker
Company 2010 Equity and Incentive Compensation Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee regularly reviews the Company’s compensation philosophy and objectives. The Compensation Committee is also responsible for reviewing and approving compensation for the Company’s executive officers on an annual basis. A description of the Compensation Committee’s responsibilities is set forth in detail in its charter which is posted on the Company’s website at www.smuckers.com.

Set forth below is a detailed discussion of the Company’s compensation program for its executive officers organized as follows:

I.	Philosophy of the Company’s Compensation Program	Page — 43
II.	Components of the Company’s Compensation Program for Executive Officers	Page — 43
III	Determination of Base Salaries for Executive Officers	Page — 44
IV.	What the Company’s Short-Term Incentive Compensation Program is Designed to Reward and How it Works	Page — 47
V.	What the Company’s Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works	Page — 49
VI.	Health Benefits	Page — 51
VII.	Pension and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan	Page — 51
VIII.	Other Benefits Executive Officers Receive	Page — 52
IX.	Description of Agreements with Executive Officers	Page — 53
X.	Tax and Accounting Considerations	Page — 53

I.	Philosophy of the Company’s Compensation Program

The Company’s compensation philosophy is that compensation for all employees, including its executive officers, should be:

•	fair and equitable when viewed both internally and externally;

•	competitive enough to attract and retain the best qualified individuals; and

•	performance-based.

The Company has designed its compensation programs to reflect each of these elements. The performance-based incentives (comprised of corporate performance, individual performance and/or in some cases, the performance of strategic business areas) seek to reward both short-term, or annual, as well as long-term results and to align the interests of the Company’s executive officers and other participants with the interests of the Company’s shareholders.

II.	Components of the Company’s Compensation Program for Executive Officers

The Company’s executive officers receive a compensation package which consists of the following components:

Cash Components

•	annual base salary; and

•	the Company’s short-term incentive compensation program, the Management Incentive Plan (“MIP”), provides participants the opportunity, subject to meeting specified goals, to earn an annual cash bonus.

Equity Component

•	the Company’s long-term incentive compensation program, in the form of a potential annual grant of restricted shares, restricted stock units, or performance units (“Restricted Stock Award”), provides participants the opportunity, subject to meeting specified goals, to earn equity in the Company, which generally vests at the end of a four-year period.

Health and Retirement Benefits

•	participation in a supplemental executive retirement plan;

•	participation in health and welfare plans upon substantially the same terms as available to most other salaried employees of the Company; and

•	participation in retirement plans (such as a 401(k) plan, defined benefit pension plan and employee stock ownership plan) upon substantially the same terms as available to most other salaried employees of the Company.

Other Benefits

•	the right to defer part of their salary or cash bonus under a non-qualified, voluntary, deferred compensation plan; and

•	selected perquisites for certain executive officers such as use of the Company’s aircraft, annual physical examinations, financial and tax planning assistance, and select reimbursement for club dues and expenses.

III.  Determination of Base Salaries for Executive Officers

The Company believes the compensation paid to executive officers must be competitive enough to attract and retain qualified individuals and must be fair and equitable. The Company also believes that there are certain non-financial, intangible elements of the overall compensation program which provide a positive work environment and have value for the Company’s employees. The commitment to one another as valued employees and the adherence to the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence are reflected in how we conduct ourselves and the pride we take in a job well done.

In an effort to provide competitive, yet fair and equitable base salaries, salary ranges are determined using published and widely available salary market data from a broad cross-section of companies. The market data used by the Compensation Committee to support compensation decisions for the Company’s officers include market data for hundreds of companies that participate in three major executive compensation surveys. The Company does not select specific peer companies for this purpose. The three survey databases used for the most recent pay analysis conducted by Towers Watson in 2009 include the 2008 U.S. CDB General Industry Executive Database (“Towers Perrin Survey”); the 2008/2009 Survey Report on Top Management Compensation (“Watson Wyatt Survey”); and the 2008 Mercer Benchmark Database — Executive Survey Report (“Mercer Survey”) (collectively, the “Compensation Study”). The information for all companies reporting data for a specific job from the Towers Perrin Survey and Mercer Survey and for all non-durable goods companies from the Watson Wyatt Survey is used when the Compensation Committee reviews compensation. This data is then size-adjusted using regression analysis to reflect the Company’s revenue and, where appropriate, the size of a specific business area.

Salary ranges are determined in the same manner for each salaried employee of the Company, including each executive officer. The actual base salary paid to each executive officer is designed to fall within the range established by the Company and to also reflect the experience of the executive officer and the scope of his or her responsibility.

With respect to the Co-CEOs, three job classifications are used to arrive at an appropriate salary range: that of a chief executive officer position, a chief operating officer position, and a chairman and chief executive officer position. The data for these three positions is averaged for use by the Compensation Committee in making decisions about the pay for the Co-CEOs.

Positions for all salaried employees, including the executive officers, are assigned to salary grades with corresponding salary ranges. Decisions regarding salary grades (as well as target MIP opportunities and Restricted Stock Award opportunities as a percentage of base salary, and adjusted where appropriate) are generally made every two years. The Compensation Committee targets all compensation relative to a range around the 50th percentile of the market data (“Target Range”) to determine the applicable salary grade. Next, the Compensation Committee reviews each executive officer’s specific role, responsibilities, and experience. The Compensation Committee also reviews considerations of internal pay equity among the members of the executive officer group, considering such factors as experience, leadership responsibility within the executive officer group, and roles and responsibilities with the Company, including the size of the business group managed by the executive officer. Internal equity considerations result in both upward and downward changes from the market median data.

Additionally, to ensure that total direct compensation, including base salary, annual incentives, and long-term incentives, paid to executive officers is fair based on role, performance, tenure in position, and overall tenure with the Company, the Company, with assistance from Towers Watson, regularly benchmarks all elements of its compensation program using the Compensation Study.

The Company uses the Target Range, plus or minus 15% of the midpoint, as a goal for assessing the pay for each salaried employee, including the Co-CEOs, Chief Financial Officer and the three other most highly compensated executive officers (collectively, “Named Executive Officers” or “NEOs”). The most recent Compensation Study conducted in fiscal year 2009 indicated that compensation for the NEOs as of April 30, 2010, compared to the market as follows:

Base salary:

•	five of the NEOs were within the Target Range; and

•	one of the NEOs was below the Target Range.

Target total cash compensation (base salary plus the target opportunity under the MIP):

•	five of the NEOs were within the Target Range; and

•	one of the NEOs was below the Target Range.

Target total direct compensation (total cash compensation plus the target value of Restricted Stock Awards):

•	five of the NEOs were within the Target Range; and

•	one of the NEOs was below the Target Range.

When approving compensation for executive officers, the Compensation Committee also considers:

•	support of the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence;

•	individual performance, including financial and operating results as compared to the Company’s financial plan and to prior year results, as well as achievement of personal development objectives;

•	the Company’s overall performance, including sales and earnings results;

•	the Company’s market share gains;

•	implementation of the Company’s strategy;

•	implementation of sound management practices; and

•	the role of appropriate succession planning in key positions.

It is the normal practice that each April, the Compensation Committee requests that management submit salary recommendations for executive officers, other than for the Co-CEOs, using all of the considerations outlined above. These recommendations generally result in salary increases for the executive officers that are, on average, aligned with the Company’s salary increase budget for other salaried employees. The Compensation Committee reviews all of these performance considerations with no single factor necessarily weighted more heavily than another.

In setting and approving fiscal year 2010 compensation for the Co-CEOs, the Compensation Committee holds the Co-CEOs responsible for ensuring that each of the objectives set forth above are achieved and each is assessed in their respective roles in regard to:

•	setting the tone for corporate responsibility by adhering to the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence;

•	managing the business, over the long term, to serve the Company’s constituents, namely consumers, customers, employees, suppliers, communities in which the Company works, and the Company’s shareholders;

•	delivering positive financial and operational results as reflected in the Company’s financial plan;

•	delivering positive earnings results;

•	designing and implementing the Company’s strategic vision; and

•	developing appropriate succession planning for key executive officer positions.

At the Compensation Committee’s April 2010 meeting, the Compensation Committee, with input from the Nominating Committee, concluded that the Co-CEOs continue to meet and exceed these performance measures. The Compensation Committee considered these factors when determining the base salaries and MIP targets for the Co-CEOs. The salary increases for the Co-CEOs were 4% above their 2009 salaries and were effective on May 1, 2010 as follows: Timothy P. Smucker $853,000 and Richard K. Smucker $853,000.

As noted in the “Summary Compensation Table” in this proxy statement, the Co-CEOs received identical base salaries, MIP awards, and Restricted Stock Awards. The differences in amounts reported as compensation for these individuals reflect the differences between the two executives’ credited years of service under The J. M. Smucker Company Employees’ Retirement Plan (the “Qualified Pension Plan”) and The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan, a non-qualified supplemental retirement plan (the “SERP”).

The Compensation Committee has retained Towers Watson as an outside consultant to assist the Compensation Committee, as requested, to fulfill various aspects of its charter. Towers Watson reports directly to the Compensation Committee and also participates in executive sessions with the Compensation Committee, without members of the Company’s management present. The Co-CEOs, the Senior Vice President, Corporate and Organization Development, and the Vice President, Deputy General Counsel and Corporate Secretary also attend the non-executive portions of the Compensation Committee meetings. Pursuant to its corporate governance model, the Compensation Committee makes all decisions concerning pay and benefits for the Company’s officers, and the Compensation Committee relies on Towers Watson for advice, data, and market information regarding executive compensation. During fiscal year 2010, Towers Watson regularly attended Compensation Committee meetings and assisted the Compensation Committee with:

•	updating relevant trends and technical developments in executive compensation;

•	assessing the competitiveness of pay levels and practices across the industry;

•	evaluating programs and recommendations put forth by management against the Compensation Committee’s stated rewards objectives;

•	reviewing information and calculations to be included in the compensation sections of the Company’s proxy statement; and

•	conducting a risk assessment of all of the Company’s incentive compensation plans.

The Compensation Committee has authorized Towers Watson staff members working on the Compensation Committee’s behalf to interact with Company management, as needed, to obtain or confirm information for presentation to the Compensation Committee. Further, the Compensation Committee is kept apprised of other work performed by Towers Watson on behalf of the Company and also has considered the compatibility of non-compensation services with Towers Watson’s independence.

The total amount of fees paid to Towers Watson for its executive compensation consulting services during fiscal year 2010 was $30,963. In addition to such compensation consulting services, Towers Watson provided other services to the Company in fiscal year 2010. These services included retirement consulting related to United States and Canadian actuarial services, retirement statements, communications support, health plan design assistance, review of the 2010 Plan, risk assessment of incentive plans and other services. The total amount of fees paid to Towers Watson for such other services (excluding the fees paid for the executive compensation consulting services disclosed above) during fiscal year 2010 was $1,548,344. Management decided to retain Towers Watson to provide these other services. The Compensation Committee reviewed the other services provided by Towers Watson, but did not formally approve them.

IV.	What the Company’s Short-Term Incentive Compensation Program is Designed to Reward and How it Works

The Company’s MIP is performance-based and is designed to reward key managers, including executive officers, for their contribution to the Company based on clear, measurable criteria.

After the end of each fiscal year, the Compensation Committee reviews management’s recommendations for MIP bonuses for executive officers (other than for the Co-CEOs for whom management makes no recommendation). The Compensation Committee evaluates the following criteria and information in approving MIP awards for executive officers:

•	the Company’s performance in relation to its non-GAAP earnings per share goal for the fiscal year, which goal is also approved by the Compensation Committee in June of each year for the fiscal year commencing the prior May 1st. The earnings per share goal is calculated excluding restructuring and merger and integration charges. The determination of Company performance, excluding these charges, is consistent with the way management internally evaluates its business;

•	personal performance of the executive officer based on achievement of corporate performance goals, and adjusted, either up or down, in extraordinary circumstances;

•	if an executive officer has responsibilities that align with a strategic business area, a percentage of this award is tied to that strategic business area’s performance in relation to its annual profit goal and the Compensation Committee will review attainment of relevant profit goals for those areas;

•	awards to each executive officer for the prior three years, as well as base salary for the fiscal year just ended and “target award” information for each executive officer; and

•	no awards are made unless the Company first achieves 80% of its non-GAAP earnings per share goal.

“Target awards” for executive officers under the MIP are also approved by the Compensation Committee and represent a percentage of each executive officer’s base salary. The appropriate MIP target award percentage for each executive officer is reviewed regularly by the Compensation Committee with input from Towers Watson. The most recent Compensation Study indicated the MIP target award percentages were generally at the median of the survey group. Executive officers’ MIP target awards range from 35% to 95% of base salary depending on the responsibilities and experience of the executive officer. For fiscal year 2010, the most an executive officer was eligible to receive in such fiscal year was twice the MIP target award (i.e., between 70% to 190% of base salary).

Participants in the MIP, other than participants who were part of the Folgers coffee transaction, receive a percentage of their target award based on the Company or strategic business area performance as shown in the following table.

	Performance	Percentage of
Ranges	Level Achieved	Target Award Earned

Below Threshold	<80%	0%
Threshold	80%	25%
Target	100%	100%
Maximum	110%	200%

In the event performance is between the ranges set forth in the table above, the Compensation Committee determines the percentage of the award that is earned by mathematical interpolation, and for each increase of 1% above the target performance level, the percentage of target award earned will increase by 10%.

If an executive officer is part of a strategic business area, 50% of the MIP target award is generally tied to the performance of the strategic business area. The individual performance component of the Company’s MIP involves subjective evaluation by the Compensation Committee of the executive officers based on the following criteria:

•	providing leadership through adherence to the Company’s Basic Beliefs;

•	creating a culture of success and teamwork;

•	demonstrating and implementing key strategic initiatives;

•	nurturing and developing the future generation of Company leaders; and

•	assuming key leadership roles within the Company.

A chart illustrating this allocation is as follows:

	Weighting of Target Award
		Strategic
	Corporate	Business Area
Performance Categories	Participants	Participants

Corporate Performance	50%	25%
Individual Performance	50%	25%
Strategic Business Area Performance	0%	50%

Total	100%	100%

The MIP awards for the Co-CEOs are based on the same corporate performance standards as used for other corporate participants in the MIP. However, no recommendation is made by management concerning the individual awards for the Co-CEOs. The MIP awards for each of the Co-CEOs are determined by the Compensation Committee based on its evaluation of the criteria outlined above.

Set forth below is an example of the calculation of a MIP award for a corporate participant:

Example: An executive officer with corporate responsibilities, an annual base salary of $200,000, and a MIP target award of 50% of base salary, would receive the following MIP awards based on achievement of target performance for all categories as shown below:

		Percentage
		of Target
	Performance	Award	MIP
Ranges	Level Achieved	Earned	Earned

Below Threshold	<80%	0%	$0
Threshold	80%	25%	$25,000
Target	100%	100%	$100,000
Maximum	110%	200%	$200,000

Specifically, with respect to fiscal year 2010, the Compensation Committee approved the corporate non-GAAP earnings per share goal of $3.75. In order to receive 100% of the target opportunity under the corporate component of the MIP, the Company had to achieve non-GAAP earnings per share of $3.75. For its fiscal year 2010, the Company achieved non-GAAP earnings per share of $4.37, representing 117% of the target amount. As a result of exceeding the earnings target, the corporate performance portion of the awards was paid at 200% of the target award for all participants. The MIP corporate performance goals for fiscal year 2010 are as shown in the following table:

Management Incentive Plan
Corporate Performance Goals for
Fiscal Year 2010

	Performance Level Achieved	Percentage of MIP
Ranges	(Non-GAAP Earnings per Share)	Opportunity Earned

Below Threshold	below $3.00 (80% of target)	0%
Threshold	at $3.00 (80% of target)	25%
Target	$3.75 (target)	100%
Maximum	$4.13 (110% of target)	200%

For fiscal year 2010, all of the executive officers included in the Summary Compensation Table were participants in MIP and the weighting of the target award for each executive officer is set forth in the table below:

Management Incentive Plan
Weighting of Target Award
For NEOs
Fiscal Year 2010

	Weighting of Target Award
			Strategic
	Corporate	Individual	Business Area
Executive Officer	Performance	Performance	Performance

Timothy P. Smucker	50%	50%	0%
Richard K. Smucker	50%	50%	0%
Mark R. Belgya	50%	50%	0%
Vincent C. Byrd	50%	25%	25%
Barry C. Dunaway	50%	50%	0%
Steven Oakland	25%	25%	50%

The Company believes that the performance targets established by the Compensation Committee require participants, including executive officers, to perform at a high level in order to achieve the 2001 through 2010 target performance levels. During this ten-year period, the Company achieved performance in excess of the target level nine times, achieved the maximum performance level three times, and failed to achieve the target performance level once. During the same time period, the Company’s annual compounded earnings per share growth rate was approximately 13%. Generally, the Compensation Committee sets the minimum, target, and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

V.	What the Company’s Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works

The Company’s long-term, performance-based compensation is stock-based and is designed to align the interests of management with the interests of the Company’s shareholders. The goals of the Company’s long-term incentive compensation program are to:

•	encourage executive officers and key managers to focus on long-term Company performance;

•	provide an opportunity for executive officers and key managers to increase stock ownership in the Company;

•	create opportunities for participants to share in the growth of the Company over the long term; and

•	act as a retention incentive for executive officers and key managers.

Restricted Stock Awards are currently issued under the 2006 Plan. In the future, Restricted Stock Awards will be issued under the 2010 Plan if it is approved by the Company’s shareholders at this year’s annual meeting. The Company grants restricted stock units (in lieu of restricted shares) to certain participants who reside outside the United States in order to comply with local laws and to provide favorable tax treatment to the foreign recipients. Discussion in this “Compensation Discussion and Analysis” relating to restricted shares also applies to the limited awards of restricted stock units granted outside the United States. Those grants vest at the end of four years and, in certain limited circumstances, will vest immediately upon a job or position elimination.

The essential features of the Restricted Stock Awards are as follows:

•	subject to Compensation Committee approval for executive officers and authorized executive officer approval for other participants, grants of Restricted Stock Awards are generally made each June when the Company meets or exceeds the threshold performance goals for the most recently ended fiscal year;

•	actual Restricted Stock Awards are based on the Company’s non-GAAP earnings per share performance as established by the Compensation Committee the previous June (on the same earnings per share basis as MIP awards are determined);

•	target opportunities for Restricted Stock Awards (i.e., the amount of restricted shares a participant is eligible to receive) are computed based on a participant’s base salary level at the beginning of the fiscal year in which the Restricted Stock Award is made and considerations of internal equity (similar to the considerations used in determining the target award under the MIP, including the Compensation Study) and these goals and targets are communicated to participants at the beginning of each fiscal year;

•	Restricted Stock Awards generally vest 100% at the end of a four-year period so long as a participant remains an employee of the Company. Restricted Stock Awards made to participants who reach the age of 60 and have a minimum of 10 years of service with the Company vest immediately. Restricted Stock Awards to Folgers coffee participants who were 48 years of age or older on November 19, 2008, and who reach the age of 57.5 years and have been with the Company (including credit for years of service with The Procter & Gamble Company) for a total of 20 years will vest immediately upon retirement anytime after November 6, 2010. The Company also has pro-rata vesting, in specific, limited circumstances such as job elimination or sale of the related business; and

•	actual Restricted Stock Awards range from 0% of the restricted shares target award amount, if the Company fails to achieve 80% of its earnings goal, to a maximum of 150% of the restricted shares target award amount if the Company achieves or exceeds 120% of its earnings goal as shown in the table below. In the event performance is between the ranges set forth below, the Compensation Committee determines the percentage of the Restricted Stock Award that is earned by mathematical interpolation, and for each increase of 1% above the target performance level, the percentage of target award will increase by 2.5%.

		Percentage
	Achievement	of Target
	of Target	Award
Ranges	Performance	Earned

Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Maximum	120%	150%

Restricted Stock Awards, rounded to the nearest five shares, are reviewed and approved by the Compensation Committee for executive officers and authorized executive officers for other participants in June based on the previous fiscal year’s performance. Participants must be employed by the Company at the time of the Restricted Stock Award to receive shares. For all executive officers, except the Co-CEOs, the Company initially determines the dollar value of the restricted shares that has been earned and such determination is approved by the Compensation Committee. The stock price used to determine the number of shares to be awarded is based on the average of the closing stock prices for the final five trading days during fiscal year 2010 and the first five trading days in fiscal year 2011. The base salary used is that in effect as of the beginning of fiscal year 2011.

In order to qualify the Restricted Stock Awards made to certain executive officers who are members of the Company’s strategy council, including the Co-CEOs (“Covered Participants”) for fiscal year 2010 as performance-based awards under Section 162(m) of the Code, the Company grants performance units to these Covered Participants in June of each year, which are paid in the form of restricted shares (like the other executive officers) at the end of the fiscal year in which they were granted, assuming the applicable performance standards relating to earnings per share were met. For grants made in fiscal year 2011, the Company will grant performance units to the Covered Participants, which will also be payable in Restricted Stock Awards to the extent that performance goals are achieved. Management makes no recommendation regarding long-term incentive awards for the Co-CEOs, but the Compensation Committee, after considering input from Towers Watson regarding market conditions and pay competitiveness, makes grants to the Co-CEOs based on the same performance standards as used for the other participants.

Following the end of fiscal year 2010, the Compensation Committee determined the number of performance units that were earned. The performance units were paid in the form of shares of restricted stock, which restricted shares for the Covered Participants were issued out of the 2006 Plan. The performance units, each worth $1.00, were converted to a number of restricted shares based on the average stock price for the final five trading days during fiscal year 2010 and the first five trading days in fiscal year 2011. The restricted shares earned were granted to the Covered Participants pursuant to the same terms as the restricted shares granted to the other executive officers and are subject to a four-year vesting period. However, as with other participants, once any of the Covered Participants reach the age of 60 and have a minimum of 10 years of service with the Company, his or her restricted shares will vest immediately. Based on age and length of service, the restricted shares granted to Timothy P. Smucker and Richard K. Smucker vested upon grant. Specifically, with respect to fiscal year 2010, the Company achieved 117% of its non-GAAP earnings per share performance level resulting in a Restricted Stock Award of 142.5% of the Restricted Stock Award target.

VI.	Health Benefits

The Company provides executive officers with health and welfare plans upon substantially the same terms as available to most other salaried employees of the Company and its domestic subsidiaries. These benefit plans include medical, dental, life, and disability insurance coverage.

VII.	Pension and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan

The Company’s executive officers participate in the Employee Stock Ownership Plan (the “ESOP”), the Qualified Pension Plan, and The J. M. Smucker Company Employee Savings Plan (the “401(k) Plan”). Participation in these plans is an important component of the overall compensation package for all Company employees, including its executive officers. Substantially all of the Company’s U.S. non-represented employees are eligible to participate in these plans, each upon the terms set forth in the specific plans applicable to each participant.

ESOP

The Company makes a contribution of approximately 2% of base salary to eligible employees through the ESOP.

401(k) Plan

The 401(k) Plan is the primary Company-provided retirement plan for certain eligible employees. The 401(k) Plan provides a 50% match on employees’ contributions of up to 6% of pay (maximum Company match of 3% of pay) for employees age 40 and over as of December 31, 2007, and a 100% match on employees’ contributions of up to 6% of pay for employees under the age of 40 as of December 31, 2007, or those becoming new participants, regardless of age, on or after January 1, 2008.

Qualified Pension Plan

On January 1, 2008, the Company adopted changes to the Qualified Pension Plan whereby employees under the age of 40 as of December 31, 2007, will not earn future additional benefits and employees age 40 and over as of December 31, 2007 will continue to earn future benefits. The Qualified Pension Plan is a qualified defined benefit plan which provides a pension benefit based upon years of service with the Company and upon final average pay (average base salary compensation for the five most highly compensated consecutive years of employment). Benefits under the Qualified Pension Plan are 1% of final average pay times the participant’s years of service with the Company.

SERP

In addition to retirement benefits under the Qualified Pension Plan, 401(k) Plan, and ESOP, certain executive officers of the Company, including the NEOs, also participate in the SERP, entitling them to certain supplemental benefits upon their retirement. Benefits under the SERP, which are based upon years of service, are 55% (reduced for years of service less than 25) of the average of base salary, holiday bonus, and MIP bonus for the five most highly compensated, consecutive years of employment, less any benefits received under the Qualified Pension Plan and Social Security.

The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan, which became effective on May 1, 2008, provides a benefit for certain executive officers not participating in the SERP (the “New SERP”). The New SERP will entitle participants to certain supplemental benefits upon their retirement, based upon an annual contribution by the Company equal to 7% of the sum of the participant’s base salary, holiday bonus, and MIP bonus, along with an interest credit made each year commencing on April 30, 2009. Participants in the New SERP will be eligible for benefits upon the attainment of age 55 and 10 years of service with the Company. The NEOs are not participants in the New SERP, but will continue to participate in the SERP.

Deferred Compensation Plan

Executive officers may elect to defer up to 50% of salary and up to 100% of the MIP award in The J. M. Smucker Company Voluntary Deferred Compensation Plan (the “Deferred Compensation Plan”). The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or equal annual installments ranging from two to ten years.

The SERP, the New SERP, and the Deferred Compensation Plan are non-qualified deferred compensation plans and, as such, are subject to the rules of Section 409A of the Code, which restrict the timing of distributions.

VIII.  Other Benefits Executive Officers Receive

The executive officers, like all salaried and hourly non-represented employees of the Company, receive an annual holiday bonus equal to 2% of their base salary.

The executive officers are provided certain personal benefits not generally available to all employees. The Compensation Committee believes these additional benefits are reasonable and enable the Company to attract and retain outstanding employees for key positions. These benefits include personal use of the Company’s aircraft, annual physical examinations, financial and tax planning assistance, reimbursement for specified club dues and expenses, and participation in the SERP or the New SERP and the Deferred Compensation Plan. Additionally, the Compensation Committee and the Board have strongly encouraged the Co-CEOs and their families to use the Company’s aircraft for all air travel for efficiency and security purposes. The value of personal travel on the Company’s aircraft is calculated in accordance with applicable regulations under the Code and is included in the Co-CEOs’ taxable income for the year. The value of these personal benefits for the NEOs, to the extent the aggregate value based on incremental cost to the Company equaled or exceeded $10,000 for fiscal year 2010, is included in the “Summary Compensation Table.”

The Compensation Committee reviews, on an annual basis, the types of perquisites and other benefits provided executive officers, as well as the dollar value of each perquisite paid to executive officers.

IX.	Description of Agreements with Executive Officers

Employment Agreements

The Company does not have employment agreements, golden parachute agreements, or change of control agreements with any employee. Should there be a change of control of the Company, all outstanding equity awards (other than the performance units for the Covered Participants) will immediately vest. The definition of change of control for purposes of accelerating the vesting of Restricted Stock Awards is set forth in the 2006 Plan and The J. M. Smucker Company 1998 Equity and Performance Incentive Plan (the “1998 Plan”).

Consulting Agreements

The Co-CEOs have entered into Consulting Agreements with the Company. These agreements are designed to recognize the value of the Smucker family’s involvement in the business and to preserve this value for a period following the termination of employment of either of the Co-CEOs. The Consulting Agreements generally require each of the Co-CEOs to maintain his public representation of the Company for three years following the termination of full-time employment with the Company. The Board also believes that it is crucial to the strength of the Smucker’s brand that neither of the Co-CEOs undertake activities after the end of his respective employment with the Company that might be to the competitive disadvantage of the Company.

X.	Tax and Accounting Considerations

The Compensation Committee has considered the potential impact on the Company’s compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the Code. Compensation that qualifies as performance-based compensation is exempt from the cap on deductible compensation. To date, Timothy P. Smucker, Richard K. Smucker, and Vincent C. Byrd have each been paid compensation in excess of $1,000,000 that could be subject to the Section 162(m) limitation. The Compensation Committee is committed to establishing executive compensation programs that will maximize, as much as possible, the deductibility of compensation paid to executive officers. To the extent, however, that the Compensation Committee from time to time believes it to be consistent with its compensation philosophy and in the best interests of the Company and its shareholders to award compensation that is not fully deductible, it may choose to do so.

During fiscal year 2010, the Compensation Committee continued to monitor the regulatory developments under Section 409A of the Code, which was enacted as part of the American Jobs Creation Act of 2004. Section 409A imposes additional limitations on non-qualified deferred compensation plans and subjects those plans to additional conditions.

Compensation-Related Risk Assessment

During fiscal year 2010, the Compensation Committee oversaw the performance of a risk assessment of the Company’s compensation policies and practices to ascertain any material risks that may be created by the Company’s compensation programs. In April, 2010, several members of the Company’s human resources department, internal audit department and various business unit leaders, along with Towers Watson, reviewed and assessed the potential risks arising from the Company’s compensation policies and practices. This group reviewed and discussed the design, features, characteristics, and incentive effects of the compensation programs in which the Company’s employees participate to determine whether any of the Company’s policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company.

The results of management’s review and Towers Watson’s assessment were presented to the Compensation Committee in June 2010 for its review and final assessment. Based on the Compensation Committee’s review of the risk assessment, the Company has determined that its compensation policies and practices do not create any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was supported by the Company’s risk mitigating practices, including holdbacks of a portion of certain incentive payments, incentive modifiers based upon business unit performance, and the use of discretionary adjustments. In addition, Restricted Stock Awards generally have a four year vesting requirement, and the Company has a share ownership requirement for its executive officers.

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the Company’s NEOs for fiscal years 2010, 2009 and 2008, if required. Please read the “Compensation Discussion and Analysis” in conjunction with reviewing this table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(2)	($)	($)(3)	($)(4)	($)(5)(6)	($)

Timothy P. Smucker	2010	820,000	16,400	2,345,750	—	1,558,000	2,014,057	76,056	6,830,263
Chairman of the Board and	2009	761,000	15,220	1,674,200	—	1,369,800	174,024	93,421	4,087,665
Co-Chief Executive Officer	2008	730,000	14,600	1,460,000	—	876,000	—	90,152	3,170,752
Richard K. Smucker	2010	820,000	16,400	2,345,750	—	1,558,000	3,176,314	60,819	7,977,283
Executive Chairman, President	2009	761,000	15,220	1,674,000	—	1,369,800	789,273	79,262	4,688,555
and Co-Chief Executive Officer	2008	730,000	14,600	1,460,000	—	876,000	341,800	85,236	3,507,636
Mark R. Belgya	2010	330,000	6,800	426,000	—	408,000	676,259	9,447	1,856,506
Senior Vice President and Chief	2009	284,615	65,200	288,000	—	320,000	85,330	10,071	1,053,216
Financial Officer	2008	245,000	4,900	221,000	—	166,000	46,993	9,937	693,830
Vincent C. Byrd	2010	500,000	10,000	735,000	—	600,000	1,222,882	40,286	3,108,168
President, U.S. Retail — Coffee	2009	446,154	8,000	600,000	—	550,000	204,651	30,032	1,838,837
	2008	373,423	7,300	400,000	—	276,000	50,339	28,340	1,135,402
Barry C. Dunaway	2010	330,000	6,800	426,000	—	408,000	587,233	9,482	1,767,515
Senior Vice President, Corporate
and Organization Development
Steven Oakland	2010	400,000	12,000	504,000	—	396,000	705,089	22,320	2,039,409
President, U.S. Retail	2009	351,539	6,600	400,000	—	394,000	73,333	24,780	1,250,252
Smucker’s, Jif and Hungry Jack	2008	304,038	6,000	280,500	—	130,000	—	21,714	742,252

(1)	Included in the Bonus column (d) is a holiday bonus representing 2% of base salary at the time of payment. Also included in the Bonus column (d) is a special bonus ($4,000) awarded to Steven Oakland in fiscal year 2010 in recognition of his performance and his incentive compensation in relationship to his peers.

(2)	The amounts reported in column (e) reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of the Restricted Stock Awards granted during the reported years (note that, in accordance with SEC guidance, the amounts reported in column (e) for 2009 and 2008 have been recomputed to conform to this manner of presentation). For the Restricted Stock Awards reported in this column for 2010, such amounts are based on the probable outcome of the relevant performance conditions as of the grant date. Assuming that the highest level of performance was achieved for these awards, the grant date fair value of these awards would have been: Timothy P. Smucker, $3,518,625; Richard K.

Smucker, $3,518,625; Mark R. Belgya, $639,000; Vincent C. Byrd, $1,102,500; Barry C. Dunaway, $639,000; and Steven Oakland, $756,000.

Restricted shares generally vest at the end of the four-year period from the date of grant or upon the attainment of age 60 and 10 years of service with the Company, if earlier. Timothy P. Smucker and Richard K. Smucker were at least age 60 with 10 years of service at fiscal year end and, therefore, their respective restricted shares vested immediately upon grant. During the vesting period, the NEOs are the beneficial owners of the restricted shares and possess all voting and dividend rights. Dividends are payable at the same rate as is paid on the Company’s common shares generally. During fiscal year 2010, the Company paid quarterly dividends at a rate of $0.35 per share.

In order to qualify the June 15, 2010 Restricted Stock Award described above as performance-based compensation under Section 162(m) of the Code, at the beginning of the fiscal year 2010, the NEOs were granted performance units with a one-year performance period. Each performance unit is equal in value to $1.00. The actual number of performance units earned was paid out in the form of restricted shares.

(3)	Amounts shown in column (g) represent performance-based awards under the MIP. The incentive payment was based on achievement of performance targets established for fiscal year 2010 and was paid in June 2010, subsequent to the end of the fiscal year. Performance criteria under the MIP relate to the Company’s performance, individual performance, and in some cases, strategic business area performance, and are discussed in detail under the caption “Compensation Discussion and Analysis.”

(4)	Amounts shown in column (h) represent the increase in present value of accumulated benefits accrued under the Qualified Pension Plan and the SERP. The changes in column (h) between 2009 and 2010 are due to the Statement of Financial Accounting Standards No. 87, Employers’ Accounting for Pensions (“SFAS 87”) discount rate being changed from 7.4% in 2009 to 5.8% in 2010 and compensation increases. A discussion of the assumptions made in determining this increase is included below under the heading “Pension Benefits.”

(5)	Column (i) includes payments made by the Company to defined contribution plans, life insurance and accidental death and dismemberment insurance premiums related to the NEOs, and tax gross ups on the SERP. Additionally, perquisites were included in this column based on their incremental cost to the Company for any NEO whose total equaled or exceeded $10,000.

(6)	The NEOs received various perquisites provided by or paid by the Company. These perquisites included personal use of the Company’s aircraft, reimbursement of specified club dues and expenses, annual physical examinations, financial and tax planning assistance, and, in the case of one of the NEOs, Vincent C. Byrd, use of a Company-paid apartment in Cincinnati, Ohio. The Board strongly encourages Timothy P. Smucker and Richard K. Smucker and their families to use the Company’s aircraft for all air travel for efficiency and security purposes.

All NEOs, with the exception of Mark R. Belgya and Barry C. Dunaway, received perquisites in excess of $10,000 for fiscal year 2010. The incremental value of the perquisites for these executive officers is included in column (i). The aggregate value of each perquisite or other personal benefit exceeding $25,000 is shown below.

The Company used incremental costs, including costs related to fuel, landing fees, crew meals, and other miscellaneous costs, in valuing personal use of the Company’s aircraft in fiscal year 2010.

     Personal Use of Aircraft

Name	2010

Timothy P. Smucker	$38,897
Richard K. Smucker	$26,472

2010 GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under			Estimated Possible Payouts Under
		Non-Equity Incentive Plan			Equity Incentive Plan
		Awards (1)			Awards (2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
								Grant Date
								Fair Value of
								Stock and
								Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	($)(3)
Timothy P. Smucker	—	194,750	779,000	1,558,000	—	—	—	—
	6/16/2009	—	—	—	1,172,875	2,345,750	3,518,625	2,345,750
Richard K. Smucker	—	194,750	779,000	1,558,000	—	—	—	—
	6/16/2009	—	—	—	1,172,875	2,345,750	3,518,625	2,345,750
Mark R. Belgya	—	51,000	204,000	408,000	—	—	—	—
	6/16/2009	—	—	—	213,000	426,000	639,000	426,000
Vincent C. Byrd	—	75,000	300,000	600,000	—	—	—	—
	6/16/2009	—	—	—	367,500	735,000	1,102,500	735,000
Barry C. Dunaway	—	51,000	204,000	408,000	—	—	—	—
	6/16/2009	—	—	—	213,000	426,000	639,000	426,000
Steven Oakland	—	60,000	240,000	480,000	—	—	—	—
	6/16/2009	—	—	—	252,000	504,000	756,000	504,000

(1)	Estimated possible payouts included in the Non-Equity Incentive Plan Awards columns relate to cash payments eligible under the Company’s MIP. The amounts in column (c) reflect 25% of the target amount in column (d), while the amounts in column (e) reflect 200% of such target amounts. The amounts are based on salaries in effect as of April 25, 2010 for each NEO which is the basis for determining the actual payments to be made subsequent to year end.

(2)	These numbers reflect the number of performance units granted in June 2009. The amounts are based on salaries in effect as of May 1, 2010 for each NEO which is the basis for determining the actual payments to be made in June, 2010. Each performance unit is equal in value to $1.00 and has a one-year performance period. The actual dollar amount earned was converted into restricted shares using $60.81, the average closing share price for the final five trading days during fiscal year 2010 and the first five trading days in fiscal year 2011, and rounded to the nearest five shares. The restricted shares were paid out on June 15, 2010 (i.e., subsequent to year end) and were issued out of the 2006 Plan. The grant date fair value for the Restricted Stock Awards based on the probable outcome of the relevant performance conditions as of the grant date is included in the “Summary Compensation Table” in column (e).

Subsequent to year end, the actual number of Restricted Stock Awards granted to each NEO as a result of earning the awards referred to above were as set forth below. The NEO must be employed by the Company at the time the Compensation Committee meets subsequent to fiscal year end in order to be eligible to receive the earned restricted shares.

Restricted Shares
Awarded on
Name	June 15, 2010

Timothy P. Smucker	54,970
Richard K. Smucker	54,970
Mark R. Belgya	9,985
Vincent C. Byrd	17,225
Barry C. Dunaway	9,985
Steven Oakland	11,810

Restricted shares generally vest at the end of the four-year period from the date of grant or upon the attainment of age 60 and 10 or more years of service with the Company, whichever is earlier. The Restricted Stock Awards issued to Timothy P. Smucker and Richard K. Smucker vested immediately because each of them is more than the age of 60 and has more than 10 years of service with the Company.

(3)	Amounts disclosed in this column for the Restricted Stock Awards are computed in accordance with ASC Topic 718 based on the probable outcome of the performance conditions as of the grant date.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
								Equity	Equity
			Equity					Incentive	Incentive
			Incentive				Market	Plan Awards:	Plan Awards:
			Plan Awards:				Value of	Number of	Market or
	Number of	Number of	Number of			Number of	Shares or	Unearned	Payout Value
	Securities	Securities	Securities			Shares or	Units of	Shares, Units	of Unearned
	Underlying	Underlying	Underlying			Units of	Stock	or Other	Shares, Units or
	Unexercised	Unexercised	Unexercised	Option		Stock That	That	Rights That	Other Rights
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	That Have
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Not Vested
Name	(#)	(#)	(#)	($)	Date	(#)(1)	($)(2)	(#)(3)	($)
Timothy P. Smucker	—	—	—	—	—	—	—	3,518,625 (4)	3,518,625
	50,000	—	—	44.1700	10/27/14	—	—	—	—
	30,000	—	—	43.3800	10/28/13	—	—	—	—
Richard K. Smucker	—	—	—	—	—	—	—	3,518,625 (4)	3,518,625
	50,000	—	—	44.1700	10/27/14	—	—	—	—
	30,000	—	—	43.3800	10/28/13	—	—	—	—
Mark R. Belgya	—	—	—	—	—	—	—	639,000 (4)	639,000
	—	—	—	—	—	23,900	1,459,573	—	—
	8,000	—	—	44.1700	10/27/14	—	—	—	—
	5,000	—	—	43.3800	10/28/13	—	—	—	—
	15,000	—	—	33.6600	06/30/12	—	—	—	—
Vincent C. Byrd	—	—	—	—	—	—	—	1,102,500 (4)	1,102,500
	—	—	—	—	—	45,410	2,773,189	—	—
	15,000	—	—	44.1700	10/27/14	—	—	—	—
	10,000	—	—	43.3800	10/28/13	—	—	—	—
Barry C. Dunaway	—	—	—	—	—	—	—	639,000 (4)	639,000
	—	—	—	—	—	22,035	1,345,677	—	—
	8,000	—	—	44.1700	10/27/14	—	—	—	—
	5,000	—	—	43.3800	10/28/13	—	—	—	—
Steven Oakland	—	—	—	—	—	—	—	756,000 (4)	756,000
	—	—	—	—	—	31,085	1,898,361	—	—
	10,000	—	—	44.1700	10/27/14	—	—	—	—
	7,000	—	—	43.3800	10/28/13	—	—	—	—
	10,000	—	—	33.6600	06/30/12	—	—	—	—

(1)	Restricted shares outstanding at year-end have vested or will vest on the following dates:

Name	6/13/2010	6/12/2011	6/17/2012	6/16/2013

Timothy P. Smucker	—	—	—	—
Richard K. Smucker	—	—	—	—
Mark R. Belgya	4,940	4,130	4,985	9,845
Vincent C. Byrd	8,650	7,240	9,015	20,505
Barry C. Dunaway	3,885	3,195	4,020	10,935
Steven Oakland	6,035	5,055	6,325	13,670

Restricted shares generally vest at the end of the four-year period from the date of grant or upon the attainment of age 60 and 10 years of service with the Company, whichever is earlier.

(2)	The market value of restricted shares was computed using $61.07, the closing share price of the Company’s common shares on April 30, 2010.

(3)	The NEO must be employed by the Company at the time the Compensation Committee meets subsequent to year end in order to be eligible to receive the earned awards.

(4)	This number reflects the performance units outstanding at year end. Each performance unit has a value of $1.00. The actual dollars earned, based upon achievement of fiscal year 2010 performance goals, were converted to restricted shares in June 2010. The restricted shares issued to Timothy P. Smucker (with a value of $3,342,694) and Richard K. Smucker (with a value of $3,342,694), vested immediately due to their ages and years of service with the Company. For the other NEOs, the restricted shares are expected to vest on June 15, 2014. The number of the restricted shares was computed using the average closing share price for the last five trading days of fiscal year 2010 and the first five trading days of fiscal year 2011. In accordance with published SEC guidance, because the Company exceeded fiscal year 2010 target goals, the amounts reported in column (i) represent the maximum number of performance units that could have been earned for fiscal year 2010.

2010 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of Shares	Value Realized	Number of Shares	Value Realized on
	Acquired on Exercise	on Exercise	Acquired on Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(3)
Timothy P. Smucker	—	—	57,220 (2)	2,485,637
Richard K. Smucker	—	—	57,220 (2)	2,485,637
Mark R. Belgya	—	—	3,970	172,536
Vincent C. Byrd	64,176	1,620,313	7,115	309,218
Barry C. Dunaway	10,000	258,250	3,115	135,378
Steven Oakland	10,000	251,900	4,955	215,344

(1)	The market price used in determining the value realized was calculated using the average of the high and low share prices on the NYSE on the date of exercise.

(2)	Represents 57,220 restricted shares which vested immediately upon date of grant in June 2009 due to the participant being 60 years of age and having 10 years of service with the Company.

(3)	The market price used in determining the value realized was calculated using the average of the high and low share prices on the NYSE on the date of vesting.

PENSION BENEFITS

The Company maintains two defined benefit plans that cover the NEOs. One is the Qualified Pension Plan, which provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Code to some salaried employees of the Company as discussed in the “Qualified Pension Plan” summary on page 52. The second is the SERP, which provides unfunded, non-qualified benefits to certain executive officers. All of the NEOs included in the 2010 Pension Benefits Table participate in both of these plans.

Qualified Pension Plan

The benefit provided under the Qualified Pension Plan is only payable as an annuity beginning at normal retirement age which is 65. The Qualified Pension Plan benefit expressed as an annual single life annuity is 1% times final average earnings times years of service.

In addition, NEOs, who prior to 1991, participated in the old employee contributory portion of the Qualified Pension Plan may also have a frozen contributory benefit based on their participant contributions made prior to April 30, 1991. Those frozen benefits, included as part of the total Qualified Pension Plan benefit, are as follows: $56,600 for Timothy P. Smucker, $48,100 for Richard K. Smucker, $1,400 for Mark R. Belgya, $7,900 for Vincent C. Byrd, $0 for Barry C. Dunaway, and $4,000 for Steven Oakland.

Early retirements under the Qualified Pension Plan are subject to the following rules:

•	if the participant terminates employment prior to normal retirement age without completing five years of service, no benefit is payable from the Qualified Pension Plan;

•	if the participant terminates employment after completing five years of service but prior to attaining age 65, the Qualified Pension Plan benefit is calculated based on final average earnings and service at the time the NEO leaves employment;

•	annuity payments from the Qualified Pension Plan cannot be made prior to the NEO reaching age 55 and require 10 years of service rather than the five years required for vesting;

•	early payments are reduced 4% per year that the benefits start before age 65; and

•	if the participant has more than 30 years of service at the time he terminates employment, early payments are reduced 4% per year from age 62.

As of April 30, 2010, each of Timothy P. Smucker, Richard K. Smucker, and Vincent C. Byrd had already completed 30 years of service with the Company.

Final average earnings are equal to average base salary over the five consecutive years of employment which produces the highest average.

SERP

The benefit provided under the SERP is payable as an annuity beginning at normal retirement age. The SERP benefit expressed as an annual single life annuity is equal to (A) 2.5% times final average earnings, times years of service up to 20 years, plus (B) 1.0% times final average earnings, times years of service from 20 to 25 years, minus (C) the basic benefit provided under the Qualified Pension Plan, minus (D) the Company paid portion of the contributory benefit in the Qualified Pension Plan that was frozen April 30, 1991, and minus (E) an estimate of the Social Security benefit that would be payable at the later of age 62 or actual retirement. Final average earnings are equal to average compensation (base salary, MIP bonus, and holiday bonus) over the five consecutive years of employment which produces the highest average.

Early retirements under the SERP are subject to the following rules:

•	if the participant terminates employment before normal retirement age without completing 10 years of service, no SERP benefit is payable;

•	if the participant terminates employment after completing 10 years of service but before age 65, the gross SERP benefit ((A) plus (B) in the prior paragraph) is calculated based on final average earnings and service at the time the participant leaves employment; and

•	the gross SERP benefit will be reduced by 4% per year that the benefit commences prior to age 62 and then offset by the Qualified Pension Plan benefit, frozen contributory benefit, and estimate of Social Security benefit.

Determination of Value

The amounts shown are based on the value at age 62, which is the earliest age at which an unreduced retirement benefit is payable under both plans. Other key assumptions used to determine the amounts are as follows:

•	an interest rate of 5.8%, the SFAS 87 discount rate as of April 30, 2010. The SFAS 87 discount rate as of April 30, 2009 was 7.4% and as of April 30, 2008 was 6.6%;

•	RP-2000 Combined Healthy Mortality Table (projected 8 years to 2008) to estimate the value of annuity benefits payable and the unisex mortality table specified in Revenue Ruling 2001-62 to determine lump sums; and

•	all benefits under the Qualified Pension Plan are assumed to be paid as annuities. The value of benefits under the SERP have been determined assuming 50% of the benefit is received as an annuity and the remaining 50% is received as a lump sum.

The years of credited service for all of the NEOs are based only on their years of service while an employee of the Company. No additional years of credited service have been granted.

The 2010 Pension Benefits Table below shows the NEOs number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under each of the plans.

2010 Pension Benefits

(a)	(b)	(c)	(d)	(e)
			Present Value of	Payments
		Number of Years of	Accumulated	During Last
		Credited Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)
Timothy P. Smucker	Qualified Pension Plan	40.8	1,559,324	—
	SERP	40.8	8,965,535	—
	Total		10,524,859
Richard K. Smucker	Qualified Pension Plan	37.6	1,535,590	—
	SERP	37.6	10,096,589	—
	Total		11,632,179
Mark R. Belgya	Qualified Pension Plan	25.1	336,296	—
	SERP	25.1	1,153,468	—
	Total		1,489,764
Vincent C. Byrd	Qualified Pension Plan	33.3	655,860	—
	SERP	33.3	2,609,486	—
	Total		3,265,346
Barry C. Dunaway	Qualified Pension Plan	23.2	266,145	—
	SERP	23.2	960,319	—
	Total		1,226,464
Steven Oakland	Qualified Pension Plan	27.6	371,623	—
	SERP	27.6	1,289,703	—
	Total		1,661,326

2010 NONQUALIFIED DEFERRED COMPENSATION

(a)	(b)	(c)	(d)	(e)	(f)
	Executive	Registrant	Aggregate Earnings	Aggregate	Aggregate Balance
	Contributions in	Contributions in	(Loss) in Last Fiscal	Withdrawals/	at Last
	Last Fiscal Year	Last Fiscal Year	Year	Distributions	Fiscal Year End
Name	($)(1)	($)	($)(2)	($)	($)(3)
Timothy P. Smucker	545,300	—	503,523	—	2,600,156
Richard K. Smucker	545,300	—	503,819	—	2,599,968
Mark R. Belgya	—	—	—	—	—
Vincent C. Byrd	—	—	6,624	—	29,002
Barry C. Dunaway	—	—	—	—	—
Steven Oakland	—	—	—	—	—

(1)	Amounts shown in column (b) were deferrals of awards made under the MIP in June 2010 related to fiscal year 2010. As such, the related compensation is included in compensation in the “Summary Compensation Table.”

(2)	No portion of the amounts shown in column (d) are reported in the “Summary Compensation Table” as no earnings are considered to be above market.

(3)	Column (f) includes amounts reported as compensation in the “Summary Compensation Table” in previous fiscal years. These amounts are as follows: Timothy P. Smucker, $1,802,780; Richard K. Smucker, $1,802,780; and Vincent C. Byrd, $23,000. These balances also include deferrals of awards made under the MIP on June 15, 2010.

Executive officers may elect to defer up to 50% of salary and up to 100% of the MIP award in the Deferred Compensation Plan. The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan.

The Deferred Compensation Plan is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or in equal annual installments ranging from 2 to 10 years.

POTENTIAL PAYMENT TO EXECUTIVE OFFICERS UPON TERMINATION

Consulting Agreements with Timothy P. Smucker and Richard K. Smucker

Timothy P. Smucker and Richard K. Smucker have entered into Consulting Agreements with the Company. The agreements provide for each of Timothy P. Smucker and Richard K. Smucker that for three years from the date of his respective termination of employment or for three years after the end of the public representation period, whichever is later, he will not enter into any relationship that might be to the Company’s competitive disadvantage.

During the three-year public representation period, the former executive will receive annual compensation in an amount equal to his base salary in effect as of the time his active employment with the Company ended, plus benefits and perquisites, including without limitation, medical insurance and life insurance, but excluding stock options, restricted shares, or other equity-based benefits.

However, upon termination of employment, the former executive will also receive, each year during that period, an amount equal to 50% of his target award applicable under the short-term MIP at the date of his termination.

The agreements also provide to each of Timothy P. Smucker and Richard K. Smucker certain severance benefits upon termination of employment.

Specifically, in the event of the death or disability of either individual, he (or his estate) will be entitled to receive, for three years after the event, annual compensation equal to the base salary he was receiving at the time the event occurred, plus the benefits described above. He (or his estate) also will receive an amount equal to 50% of his target bonus awards in effect at the time of the event. At the end of the three-year period following the death or disability, he (or his spouse) will be eligible for retirement benefits under the SERP without application of early retirement reduction factors.

If either Timothy P. Smucker or Richard K. Smucker voluntarily terminates employment and commences receiving his monthly retirement benefits under the SERP, he will receive any accrued but unpaid salary as of the date of such retirement and will be reimbursed for any expenses incurred, but not yet paid. In addition, he will be entitled to any options, restricted shares, or other plan benefits which by their terms extend beyond termination of employment.

In the event that either Timothy P. Smucker or Richard K. Smucker is terminated by the Company without cause or if he resigns for good reason (as specifically defined in the agreements), he will receive the same benefits as in the case of death or disability as described above.

If the Company terminates either Timothy P. Smucker or Richard K. Smucker for cause, however, he will receive only that base salary to which he is otherwise entitled as of the date of termination.

Broad-Based Severance Plan

All other salaried employees of the Company are eligible for benefits under a broad-based severance plan. If an employee is terminated without cause, he or she will be eligible for a severance benefit of up to one year of base salary based on certain age and service requirements.

Long-Term Disability

In the event of a qualified long-term disability, participants continue to earn Qualified Pension Plan benefit service up to the earlier of age 65 or the end of the disability period. Also, 60% of base salary is continued, up to $20,000 per month, until the earlier of age 65 or the end of the disability period.

Termination Payments

The Severance values in the following tables represent the payments to executive officers based on certain possible termination events. For the Co-CEOs, these payments are defined by their Consulting Agreements.

For the other executive officers, these payments are based on the broad-based severance plan that covers substantially all salaried employees of the Company.

The Medical, Life Insurance, and Perquisites row in the following tables represents the three years of payments due to the Co-CEOs under the terms of their Consulting Agreements.

The MIP Bonus Award row in the following tables represents the payment to each executive officer who is eligible to receive an award under the short-term MIP based on actual Company performance if he is actively employed on the last day of the fiscal year.

The Value of Restricted Shares row in the following tables reflects the immediate vesting of outstanding equity awards based on the type of termination that has occurred.

The Company does not have golden parachute agreements or change in control agreements with any employee. Should there be a change in control of the Company, all outstanding equity awards (other than performance units for Covered Participants described above) will immediately vest based on the terms of the existing equity plans.

The Value of Restricted Shares row in the following tables are also the values associated with the vesting of outstanding equity awards due to a change in control.

No restricted shares are awarded if an employee is not actively employed with the Company on the date of the grant. The Restricted Stock Award for fiscal year 2010 that would have been forfeited based on the assumed April 30, 2010 termination date is not reflected in the termination scenario tables.

The Retiree Healthcare Benefit values in the following tables are shown only for those executive officers who are eligible for retirement as of the end of the fiscal year. These values represent the subsidy paid by the Company to retiring executive officers to assist with the cost of retiree medical coverage.

Termination Analysis Tables

The following tables illustrate the estimated potential payment obligations under various termination events. The tables assume termination of employment occurs on the last day of the fiscal year. A closing stock price of $61.07, as of the last day of the fiscal year (April 30, 2010), is assumed for all equity values.

Termination Analysis for Timothy P. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2010
		Termination with
		Agreement to
		Publicly
		Represent the		Involuntary
	Retirement	Company	Death	for Cause
Compensation Components	($)(1)	($)(2)	($)	($)

Severance(3)	—	3,774,525	3,774,525	—
Medical, Life Insurance & Perquisites(4)	—	253,910	241,039	—
MIP Bonus Award	1,558,000	1,558,000	1,558,000	1,558,000
Value of Restricted Shares	—	—	—	—
Retirement Benefits(5)	10,669,194	8,678,646	4,381,073	10,669,194
Retiree Healthcare Benefits(6)	33,889	33,889	16,945	—

Total Benefits to Employee	12,261,083	14,298,970	9,971,582	12,227,194

(1)	This amount assumes the employee terminates or retires and elects not to continue to publicly represent the Company during a “Service Period,” or the employee elects to immediately begin receiving his monthly SERP benefit.

(2)	This column represents all forms of termination that would cause compensation to be paid during a “Service Period.” These termination types include: any termination of employment with agreement to publicly represent the Company, disability, termination by the Company without cause, and termination by the employee for good reason. Retirement Benefits in this column assume payments begin at the end of the three-year “Service Period.”

(3)	This amount equals base pay, plus one-half of target MIP bonus. Where such annual amount would be paid for three years following employment termination, the amount shown represents the annual amount times three.

(4)	Medical, Life Insurance & Perquisites represent the continuation of benefits for three years during a “Service Period.” The medical benefits are the value of continuation of active coverage in those plans. The life insurance and perquisites are assumed to be the value of all other compensation from the “Summary Compensation Table” for three years.

(5)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2010. Such amounts may differ from the comparable value shown on the “Pension Benefits Table” since these benefits are assumed to be payable immediately and the “Pension Benefits Table” assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(6)	Includes the value of the employer-provided subsidy for post-retirement medical benefits.

Termination Analysis for Richard K. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2010
		Termination with
		Agreement to
		Publicly
		Represent the		Involuntary
	Retirement	Company	Death	for Cause
Compensation Components	($)(1)	($)(2)	($)	($)

Severance(3)	—	3,774,525	3,774,525	—
Medical, Life Insurance & Perquisites(4)	—	208,201	195,330	—
MIP Bonus Award	1,558,000	1,558,000	1,558,000	1,558,000
Value of Restricted Shares	—	—	—	—
Retirement Benefits(5)	11,747,269	9,597,924	4,838,502	11,747,269
Retiree Healthcare Benefits(6)	61,944	61,944	30,972	—

Total Benefits to Employee	13,367,213	15,200,594	10,397,329	13,305,269

(1)	This amount assumes the employee terminates or retires and elects not to continue to publicly represent the Company during a “Service Period,” or the employee elects to immediately begin receiving his monthly SERP benefit.

(2)	This column represents all forms of termination that would cause compensation to be paid during a “Service Period.” These termination types include: any termination of employment with agreement to publicly represent the Company, disability, termination by the Company without cause, and termination by the employee for good reason. Retirement Benefits in this column assume payments begin at the end of the three-year “Service Period.”

(3)	This amount equals base pay, plus one-half of target MIP bonus. Where such annual amount would be paid for three years following employment termination, the amount shown represents the annual amount times three.

(4)	Medical, Life Insurance & Perquisites represent the continuation of benefits for three years during a “Service Period.” The medical benefits are the value of continuation of active coverage in those plans. The life insurance and perquisites are assumed to be the value of all other compensation from the “Summary Compensation Table” for three years.

(5)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2010. Such amounts may differ from the comparable value shown on the “Pension Benefits Table” since these benefits are assumed to be payable immediately and the “Pension Benefits Table” assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(6)	Includes the value of the employer-provided subsidy for post-retirement medical benefits.

Termination Analysis for Mark R. Belgya

	Termination Scenario for Fiscal Year Ending April 30, 2010
			Involuntary	Involuntary
	Voluntary	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	355,000
MIP Bonus Award	408,000	408,000	408,000	408,000
Value of Restricted Shares(3)	—	1,459,573	—	1,459,573
Retirement Benefits(4)	1,774,052	893,051	1,774,052	1,774,052
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	2,182,052	2,760,624	2,182,052	3,996,625

(1)	Executive is not currently eligible for retirement.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2010. Such amounts may differ from the comparable value shown on the “Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

Termination Analysis for Vincent C. Byrd

	Termination Scenario for Fiscal Year Ending April 30, 2010
			Involuntary	Involuntary
	Voluntary	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	525,000
MIP Bonus Award	600,000	600,000	600,000	600,000
Value of Restricted Shares(3)	—	2,773,189	—	2,773,189
Retirement Benefits(4)	3,914,410	1,972,374	3,914,410	3,914,410
Retiree Healthcare Benefits	119,844	59,922	—	119,844

Total Benefits to Employee	4,634,254	5,405,485	4,514,410	7,932,443

(1)	Executive is currently eligible for retirement.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2010. Such amounts may differ from the comparable value shown on the “Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

Termination Analysis for Barry C. Dunaway

	Termination Scenario for Fiscal Year Ending April 30, 2010
			Involuntary	Involuntary
	Voluntary	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	355,000
MIP Bonus Award	408,000	408,000	408,000	408,000
Value of Restricted Shares(3)	—	1,345,677	—	1,345,677
Retirement Benefits(4)	1,461,918	735,879	1,461,918	1,461,918
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	1,869,918	2,489,556	1,869,918	3,570,595

(1)	Executive is not currently eligible for retirement.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2010. Such amounts may differ from the comparable value shown on the “Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

Termination Analysis for Steven Oakland

	Termination Scenario for Fiscal Year Ending April 30, 2010
			Involuntary	Involuntary
	Voluntary	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	420,000
MIP Bonus Award	396,000	396,000	396,000	396,000
Value of Restricted Shares(3)	—	1,898,361	—	1,898,361
Retirement Benefits(4)	1,981,139	997,279	1,981,139	1,981,139
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	2,377,139	3,291,640	2,377,139	4,695,500

(1)	Executive is not currently eligible for retirement.

(2)	This amount equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	In the event of a change in control, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2010. Such amounts may differ from the comparable value shown on the “Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

TOTAL SHAREHOLDER RETURN GRAPH

In the “Compensation Discussion and Analysis” portion of this proxy statement describing the MIP short-term incentive compensation program, we noted that from 2001 through 2010, the Company achieved an annual compounded growth rate in non-GAAP earnings per share of approximately 13%.

Set forth in the table below is a graph comparing the cumulative total shareholder return for the five years ended April 30, 2010 for the Company’s common shares, the S&P 500, and the S&P Packaged Foods and Meats index. These figures assume all dividends are reinvested when received and are based on $100 invested in the Company’s common shares and the referenced index funds on April 30, 2005.

Comparison of 5 Year Cumulative Total Return*
Among The J.M. Smucker Company, The S&P 500 Index and
The S&P Packaged Foods & Meats Index

	4/05	4/06	4/07	4/08	4/09	4/10
The J. M. Smucker Company	$100.00	$80.99	$118.04	$107.88	$96.14	$153.20

S&P 500	100.00	115.42	133.00	126.78	82.01	113.87

S&P Packaged Foods & Meats	100.00	96.76	115.60	113.50	89.84	125.77

*	$100 invested on April 30, 2005 in stock or index, including reinvestment of dividends. Fiscal year ending April 30.

Copyright © 2010 Standard & Poor’s, a division of The McGraw-Hill Companies Inc. All rights reserved.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended April 30, 2010.

EXECUTIVE COMPENSATION COMMITTEE

Elizabeth Valk Long, Chair
Kathryn W. Dindo
Paul J. Dolan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of the following Directors served as a member of the Compensation Committee during fiscal year 2010: Kathryn W. Dindo, Paul J. Dolan, and Elizabeth Valk Long. During fiscal year 2010, no Company executive officer or Director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

RELATED PARTY TRANSACTIONS

The Board has long recognized that transactions with Related Persons (as defined below) present a potential for conflict of interest (or the perception of a conflict) and, together with the Company’s senior management, the Board has enforced the conflict of interest provisions set forth in the Company’s Policy on Ethics and Conduct. All employees and members of the Board sign and agree to be bound by the Company’s Policy on Ethics and Conduct. Ethics has been, and will continue to be, a Basic Belief of the Company.

In order to formalize the process by which the Company reviews any transaction with a Related Person, the Board has adopted a written policy addressing the Company’s procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Under the policy, the Company’s General Counsel initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement or relationship, or series of similar transactions, with any Director, executive officer, 5% beneficial owner, or any of their immediate family members, or any entity which is owned or controlled by such persons, or in which such persons have a substantial ownership interest or control at such entity (collectively, “Related Persons”) in which the Company has or will have a direct or indirect material interest and which exceeds $120,000 in the aggregate will be subject to review, approval or ratification by the Nominating Committee. In its review of related person transactions, the Nominating Committee will review the material facts and circumstances of the transaction.

Mark T. Smucker, President, Special Markets, for the Company, is the son of the Company’s Chairman of the Board and Co-CEO, Timothy P. Smucker, and nephew of the Company’s Executive Chairman, President and Co-CEO, Richard K. Smucker. He received approximately $912,000 in compensation in fiscal year 2010 (including salary, MIP bonus earned in fiscal year 2010 and paid subsequent to year end, financial and tax planning services, and other W-2 reportable items). He was also granted 9,985 restricted shares in June 2010 based on the performance of the Company for fiscal year ended April 30, 2010. The 2010 restricted shares were granted pursuant to the 2006 Plan.

Paul Smucker Wagstaff, President, U.S. Retail — Oils and Baking of the Company, is the nephew of the Company’s Chairman of the Board and Co-CEO, Timothy P. Smucker, and the Company’s Executive Chairman, President and Co-CEO, Richard K. Smucker. He earned approximately $923,000 in compensation in fiscal year 2010 (including salary, MIP bonus earned in fiscal year 2010 and paid subsequent to year end, financial and tax planning services, and other W-2 reportable items). He was also granted 9,985 restricted shares in June 2010 based on the performance of the Company for fiscal year ended April 30, 2010. The restricted shares were granted pursuant to the 2006 Plan.

Kimberly Wagstaff, Marketing Manager for the Company, is the sister of Paul Smucker Wagstaff, President, U.S. Retail — Oils and Baking of the Company. She earned approximately $141,000 in compensation in fiscal year 2010 (including salary, MIP bonus earned in fiscal year 2010 and paid subsequent to year end, and other W-2 reportable items). She was granted 470 restricted shares in June 2010 based on the performance of the Company for fiscal year ended April 30, 2010. Kent Wadsworth, Marketing Manager for the Company, is the brother-in-law of Paul Smucker Wagstaff, President, U.S. Retail — Oils and Baking of the Company. He earned approximately $223,000 in compensation in fiscal year 2010 (including salary, MIP bonus earned in fiscal year 2010 and paid subsequent to year end, and other W-2 reportable items). He was granted 495 restricted shares in June 2010 based on the performance of the Company for fiscal year ended April 30, 2010. The restricted shares were granted to Ms. Wagstaff and Mr. Wadsworth pursuant to the 2006 Plan.

Ronald H. Neill, husband of M. Ann Harlan, the Company’s Vice President and General Counsel, was, until his retirement in May 2009, a partner in Calfee, Halter, & Griswold, LLP. The law firm, from time to time, provides legal services for the Company. Calfee, Halter, & Griswold LLP received approximately $1,547,000 in fees earned during fiscal year 2010. Mr. Neill does not perform any legal services for the Company.

Paul J. Dolan, a member of the Board, is president of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization. The Company incurred approximately $294,000 in advertising and promotional activities expenses related to its sponsorship with the Cleveland Indians organization, along with purchases of season tickets and a loge, in fiscal year 2010.

Nancy Lopez Knight, a member of the Board, is associated as a former player with the LPGA, a ladies pro golf association, and serves as a current member of the Commissioner Advisory Board of the LPGA. The Company incurred approximately $265,000 in advertising and promotional activities related to its sponsorship with the LPGA in fiscal year 2010.

Related party transactions regarding members of the Compensation Committee would have been disclosed under the “Compensation Committee Interlocks and Insider Participation” section of this proxy statement.

OWNERSHIP OF COMMON SHARES

Beneficial Ownership of Company Common Shares

The following table sets forth, as of June 23, 2010 (unless otherwise noted), the beneficial ownership of the Company’s common shares by:

•	each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding common shares of the Company;

•	each Director, each nominee for Director listed in this proxy statement, and each NEO of the Company; and

•	all Directors and executive officers of the Company as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the common shares beneficially owned by them. The address of each Director, nominee for Director, and executive officer is Strawberry Lane, Orrville, Ohio 44667. As of June 23, 2010, there were 119,471,560 common shares outstanding.

	Number of
	Common Shares	Percent of
	Beneficially	Outstanding
Name	Owned(1)(2)(3)(4)(5)	Common Shares

BlackRock, Inc.	10,652,658 (6)	8.9%
Massachusetts Financial Services Company	7,700,661 (7)	6.5%
Timothy P. Smucker	1,960,859	1.6%
Richard K. Smucker	2,430,236	2.0%
Mark R. Belgya	75,534	*
Vincent C. Byrd	130,497	*
R. Douglas Cowan	23,815	*
Kathryn W. Dindo	32,053	*
Paul J. Dolan	12,527	*
Barry C. Dunaway	53,819	*
Nancy Lopez Knight	6,452	*
Elizabeth Valk Long	43,016	*
Steven Oakland	78,197	*
Gary A. Oatey	28,531	*
Alex Shumate	1,829	*
Mark T. Smucker	124,103	*
William H. Steinbrink	43,459	*
Paul Smucker Wagstaff	105,724	*
27 Directors and executive officers as a group	4,325,091	3.6%

*	Less than 1%.

(1)	In accordance with SEC rules, each beneficial owner’s holdings have been calculated assuming full exercise of outstanding stock options covering common shares, if any, exercisable by such owner within 60 days after June 23, 2010. The common share numbers include such options as follows: Timothy P. Smucker, 80,000; Richard K. Smucker, 80,000; Mark R. Belgya, 28,000; Vincent C. Byrd, 25,000; Barry C. Dunaway, 13,000; Steven Oakland, 27,000; and all Directors and executive officers as a group, 372,500.

(2)	This number includes restricted shares as follows: Timothy P. Smucker, 0; Richard K. Smucker, 0; Mark R. Belgya, 28,945; Vincent C. Byrd, 53,985; Barry C. Dunaway, 28,135; Steven Oakland, 36,860; and all Directors and executive officers as a group, 343,945.

(3)	Beneficial ownership of the following common shares included in the table is disclaimed by Timothy P. Smucker: 477,798 common shares held by trusts for the benefit of family members of which Timothy P. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 148,390 common shares with respect to which Timothy P. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Richard K. Smucker: 1,433,392 common shares held by trusts for the benefit of family members (including Timothy P. Smucker) of which Richard K. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 100,000 common shares with respect to which Richard K. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Mark T. Smucker: 9,132 common shares with respect to which Mark T. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Paul Smucker Wagstaff: 8,911 common shares with respect to which Paul Smucker Wagstaff disclaims voting or investment power.

The number of common shares beneficially owned by all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(4)	This number includes common shares held for the benefit of the individual named under the terms of the Amended and Restated Nonemployee Director Stock Plan (“Nonemployee Director Stock Plan”), the Nonemployee Director Deferred Compensation Plan, and the 2006 Plan as follows: R. Douglas Cowan, 13,315; Kathryn W. Dindo, 23,087; Paul J. Dolan, 12,527; Nancy Lopez Knight, 6,277; Elizabeth Valk Long, 31,571; Gary A. Oatey, 18,031; Alex Shumate, 1,729; and William H. Steinbrink, 30,551. The common shares indicated are held in trust for the Directors named and are voted pursuant to their direction.

(5)	Because under the Company’s Articles shareholders may be entitled on certain matters to cast ten-votes-per-share with regard to certain common shares and only one-vote-per-share with regard to others, there may not be a correlation between the percent of outstanding common shares owned and the voting power represented by those common shares. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There is only one proposal on this year’s ballot for which the ten-votes-per-share provisions apply.

(6)	According to a Schedule 13G of Blackrock, Inc. (“Blackrock”), 40 East 52nd Street, New York, NY 10022, filed on January 29, 2010, Blackrock is a U.S. company organized under the laws of the State of Delaware. As of December 31, 2009, Blackrock had sole voting power as to 10,652,658 common shares and sole dispositive power as to 10,652,658 common shares.

(7)	According to a Schedule 13G/A of Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, MA 02116, filed on February 5, 2010, MFS is a U.S. company organized under the laws of the State of Delaware. As of December 31, 2009, MFS had sole voting power as to 5,998,712 common shares and sole dispositive power as to 7,700,661 common shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the U.S. securities laws, the Company’s Directors, executive officers, and beneficial owners of more than 10% of the Company’s common shares are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC and the NYSE. Due dates for the reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely on written representations of the Company’s Directors and executive officers and on copies of the reports that they have filed with the SEC, it is the Company’s belief that all of the Company’s Directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2010.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information with respect to the following equity compensation plans of the Company as of April 30, 2010: the 1987 Stock Option Plan, the 1998 Plan, the 2006 Plan, the Nonemployee Director Stock Plan, the Nonemployee Director Stock Option Plan, the Nonemployee Director Deferred Compensation Plan, and the Amended and Restated 1997 Stock-Based Incentive Plan (the “1997 Plan”). All of these equity compensation plans have been approved by the Company’s shareholders, with the exception of the 1997 Plan, which was assumed by the Company as a result of the International Multifoods Corporation acquisition in June 2004, and the Nonemployee Director Deferred Compensation Plan, which was adopted by the Board in October 2006.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued	Weighted-Average	Equity Compensation
	Upon Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
	Warrants and Rights	Warrants and Rights	Column (a)) (1) (2) (3)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(4)(5)	1,068,691	$41.05	1,097,710
Equity compensation plans not approved by security holders(6)	19,895	$44.39	0

Total	1,088,586	$41.06	1,097,710

(1)	As of April 30, 2010, there were 1,097,710 common shares remaining available for grant as awards other than options. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take restricted shares, restricted stock units, or other non-option awards into account.

(2)	Upon approval of the 2006 Plan by shareholders, no further awards could be made under the 1987 Stock Option Plan, the 1998 Plan, the Nonemployee Director Stock Plan, the Nonemployee Director Stock Option Plan, and the 1997 Plan, except that the provisions relating to the deferral of Director retainers and fees under the Nonemployee Director Stock Plan continued to apply to services rendered through December 31, 2006.

(3)	There is no established pool of authorized common shares under the Nonemployee Director Deferred Compensation Plan.

(4)	This amount includes 167,951 deferred stock units and restricted stock units outstanding under the Nonemployee Director Stock Plan, the 1998 Plan, and the 2006 Plan. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units and restricted stock units into account.

(5)	In June 2009, the Company granted several executive officers performance units with a one-year performance period, payable in restricted shares in June 2010. The actual number of performance units earned was not known as of April 30, 2010. Subsequent to April 30, 2010, the performance units earned were converted into 190,010 restricted shares. The actual number of restricted shares earned was included in column (a) for purposes of including the performance units outstanding at April 30, 2010. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these performance units into account.

(6)	This row includes 1,257 outstanding options under the 1997 Plan which was initially adopted by the stockholders of International Multifoods Corporation in 1997. The 1997 Plan was subsequently assumed by the Company as a result of the June 18, 2004 acquisition of International Multifoods Corporation.

Included in this row are 18,638 outstanding deferred stock units related to retainer and meeting fees voluntarily deferred by non-employee Directors under the Nonemployee Director Deferred Compensation Plan. The Nonemployee Director Deferred Compensation Plan provides each non-employee Director of the Company with an opportunity to defer receipt of any portion of the cash compensation he or she receives for his or her service as a Director. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units into account.

ANNUAL REPORT

The Company’s annual report for the fiscal year ended April 30, 2010 was mailed to each shareholder on or about July 8, 2010.

2011 SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the Company’s 2011 annual meeting and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that annual meeting must deliver the proposal to the Corporate Secretary of the Company so that it is received no later than March 10, 2011. In addition, according to the Regulations, if a shareholder intends to present a proposal (including with respect to Director nominations) at the Company’s 2011 annual meeting without the inclusion of that proposal in the Company’s proxy materials, the shareholder must deliver the proposal to the Corporate Secretary of the Company so that it is received no later than 60 calendar days before the first anniversary of the date on which this proxy statement is first mailed by the Company, which deadline is May 9, 2011. After that date, the notice would be considered untimely. If, however, public announcement of the date of the Company’s 2011 annual meeting of shareholders is not made at least 75 days before the date of that annual meeting, then the deadline for shareholders to notify the Company will be the close of business on the tenth calendar day following the date on which public announcement of the 2011 annual meeting date is first made.

OTHER MATTERS

The Company does not know of any matters to be brought before the meeting except as indicated in this notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices the Company has sent to registered shareholders, the Company is sending only one copy of its annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified the Company that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. The Company understands that the brokerage community has mailed similar notices to holders of common shares who hold their common shares in street name. This practice, known as “householding”, is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserve natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder or, if they are a registered shareholder, should contact Computershare by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or

Computershare. The Company will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to Shareholder Services, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667, 330-684-3838.

ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS

If you are a registered shareholder and received the Company’s annual report and proxy statement by mail or received a Notice of Internet Availability of Proxy Materials, the Company encourages you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your shareholder communications from the Company electronically. Through participation in the eTree program sponsored by Computershare, the Company will have a tree planted on your behalf if you elect to receive your shareholder materials and documents electronically. The tree will be planted through American Forests, a leading conservation organization, to support revegetation and reforestation efforts in the United States. You will receive your shareholder information faster and will be able to access your documents, reports, and information on-line at the Investor Centre on Computershare’s website. Access www.eTree.com/smucker to enroll in electronic communications. With your consent, the Company will stop mailing paper copies of these documents and will notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your election to receive shareholder communications electronically will be effective until you cancel it.

Please note that, although there is no charge for accessing the Company’s annual meeting materials on-line, you may incur costs from service providers such as your Internet access provider and your telephone company. If you have any questions or need assistance, please call 1-866-451-3787.

VOTING RIGHTS OF COMMON SHARES

Under Article Fourth of the Articles, the holder of each outstanding common share is entitled to one vote on each matter submitted to a vote of the shareholders except for the following specific matters:

•	any matter that relates to or would result in the dissolution or liquidation of the Company;

•	the adoption of any amendment of the Articles or the Regulations, or the adoption of amended Articles, other than the adoption of any amendment or amended Articles that increases the number of votes to which holders of common shares are entitled or expands the matters to which time phase voting applies;

•	any proposal or other action to be taken by the shareholders of the Company, relating to the Rights Agreement, dated as of May 20, 2009 between the Company and Computershare Trust Company, N.A. or any successor plan;

•	any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement;

•	adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of the Company or any of its subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of the Company’s assets;

•	any matter submitted to the Company’s shareholders pursuant to Article Fifth (which relates to procedures applicable to certain business combinations) or Article Seventh (which relates to procedures applicable to certain proposed acquisitions of specified percentages of the Company’s outstanding common shares) of the Articles, as they may be further amended, or any issuance of common shares of the Company for which shareholder approval is required by applicable stock exchange rules; and

•	any matter relating to the issuance of common shares, or the repurchase of common shares that the Board determines is required or appropriate to be submitted to the Company’s shareholders under the Ohio Revised Code or applicable stock exchange rules.

On the matters listed above, common shares are entitled to ten-votes-per-share if they meet the requirements set forth in the Articles. Common shares entitled to ten-votes-per-share must meet one of the following criteria:

•	common shares beneficially owned as of November 6, 2008 and for which there has not been a change in beneficial ownership after November 6, 2008; or

•	common shares received through the Company’s various equity plans which have not been sold or otherwise transferred since November 6, 2008.

In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-votes-per-share provisions apply to Proposal 3 on this year’s ballot.

The express terms of the common shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those common shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever common shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, trust companies, brokers, nominees, and clearing agencies will be entitled to only one-vote-per-share on common shares held of record in their respective names unless written proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership of such shares, including the voting of common shares. Thus, shareholders who hold common shares in street name or through any of the other indirect methods mentioned above must be able to submit written proof of beneficial ownership in form and substance satisfactory to the Company in order to be entitled to exercise ten-votes-per-share.

The foregoing is merely a summary of the voting terms of the common shares and this summary should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those common shares as set forth in the Articles. A copy of the Articles is posted on the Company’s website at www.smuckers.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

Appendix A

THE J. M. SMUCKER COMPANY

2010 EQUITY AND INCENTIVE COMPENSATION PLAN

1. Purpose.  The purpose of The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan is to attract and retain Directors, consultants, officers, and other employees of The J. M. Smucker Company, an Ohio corporation, and its Subsidiaries and to provide to such persons incentives and rewards for performance.

2. Definitions.  As used in this Plan,

(a) “Appreciation Right” means a right granted pursuant to Section 5 or Section 9 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

(b) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

(c) “Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 11 of this Plan, such committee (or subcommittee).

(d) “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(e) “Change in Control” has the meaning set forth in Section 13 of this Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Common Shares” means the shares of common stock, without par value, of the Company or any security into which such common shares may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

(h) “Company” means The J. M. Smucker Company, an Ohio corporation, and its successors.

(i) “Covered Employee” means a Participant who is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(j) “Date of Grant” means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(k) “Detrimental Activity” means:

(i) Engaging in any activity, as an employee, principal, agent, or consultant for another entity that competes with the Company in any actual, researched, or prospective product, service, system, or business activity for which the Participant has had any direct responsibility during the last two years of his or her employment with the Company or a Subsidiary, in any territory in which the Company or a Subsidiary manufactures, sells, markets, services, or installs such product, service, or system, or engages in such business activity.

(ii) Soliciting any employee of the Company or a Subsidiary to terminate his or her employment with the Company or a Subsidiary.

(iii) The disclosure to anyone outside the Company or a Subsidiary, or the use in other than the Company’s or a Subsidiary’s business, without prior written authorization from the Company, of any confidential, proprietary, or trade secret information or material relating to the business of the Company or its Subsidiaries, acquired by the Participant during his or her employment with the Company or its Subsidiaries or while acting as a consultant for the Company or its Subsidiaries thereafter.

(iv) The failure or refusal to disclose promptly and to assign to the Company upon request all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company or any Subsidiary, relating in any manner to the actual or anticipated business, research, or development work of the Company or any Subsidiary or the failure or refusal to do anything reasonably necessary to enable the Company or any Subsidiary to secure a patent where appropriate in the United States and in other countries.

(v) Activity that results in Termination for Cause. For the purposes of this Section, “Termination for Cause” will mean a termination:

(A) due to the Participant’s willful and continuous gross neglect of his or her duties for which he or she is employed; or

(B) due to an act of dishonesty on the part of the Participant constituting a felony resulting or intended to result, directly or indirectly, in his or her gain for personal enrichment at the expense of the Company or a Subsidiary.

(vi) Any other conduct or act determined to be injurious, detrimental, or prejudicial to any significant interest of the Company or any Subsidiary unless the Participant acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

(l) “Director” means a member of the Board.

(m) “Effective Date” means, with respect to Cash Incentive Awards, the date this Plan is approved by the shareholders of the Company and, with respect to all other awards under this Plan, November 7, 2010, provided that this Plan is approved by the shareholders of the Company prior to or on such date.

(n) “Evidence of Award” means an agreement, certificate, resolution, or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted under the Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(p) “Existing Plan” means The J. M. Smucker Company 2006 Equity Compensation Plan.

(q) “Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

(r) “Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(s) “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Cash Incentive Awards, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits, and other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region, or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, or functions within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Board may grant awards subject to Management Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Management Objectives

applicable to any Qualified Performance-Based Award to a Covered Employee will be based on one or more, or a combination, of the following metrics:

(i) Profits (e.g., operating income, income from continuing operations, EBIT, EBT, net income, earnings per share, segment profit, residual, or economic earnings — these profitability metrics could be measured before certain specified special items and subject to GAAP definition);

(ii) Cash Flow (e.g., EBITDA, adjusted EBITDA, operating cash flow, cash from operations, total cash flow, free cash flow, cash flow in excess of cost of capital, residual cash flow, or cash flow return on investment);

(iii) Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity);

(iv) Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales in inventory, and days’ sales in payables);

(v) Profit Margins (e.g., profits divided by net sales);

(vi) Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

(vii) Sales Growth, Cost Initiatives and Stock Price Metrics (e.g., net sales, net sales growth, stock price appreciation, total return to shareholders, administrative costs divided by net sales, cost reduction targets, and selling, administrative and distribution costs divided by net sales); and

(viii) Strategic Initiatives Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, and joint ventures.

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee.

(t) “Market Value per Share” means, as of any particular date, the average of the high and low sales prices of the Common Shares as reported on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Shares are listed, or if there are no sales on such day, on the next preceding trading day during which a sale occurred. If there is no regular trading market for such Common Shares, the Market Value per Share will be determined by the Board.

(u) “Non-Employee Director” means a person who is a “Non-Employee Director” of the Company within the meaning of Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder by the U.S. Department of the Treasury.

(v) “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(w) “Option Price” means the purchase price payable on exercise of an Option Right.

(x) “Option Right” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

(y) “Participant” means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer, or other employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each non-employee Director who receives an award under this Plan. The term “Participant” will also include any person who provides services to the Company or a Subsidiary that are equivalent to those typically provided by an employee.

(z) “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(aa) “Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

(bb) “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Board.

(cc) “Plan” means The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan, as may be amended from time to time.

(dd) “Qualified Performance-Based Award” means any award of Cash Incentive Awards, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, or other awards contemplated under Section 10 of this Plan, or portion of such award, to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

(ee) “Restricted Stock” means Common Shares granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(ff) “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

(gg) “Restricted Stock Unit” means an award made pursuant to Section 7 or Section 9 of this Plan of the right to receive Common Shares or cash at the end of a specified period. An award of Restricted Stock Units may be described as an award of “Deferred Stock Units”.

(hh) “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(ii) “Subsidiary” means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(jj) “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

3. Shares Available Under the Plan.

(a) Maximum Shares Available Under Plan.

(i) Subject to adjustment as provided in Section 12 of this Plan, the number of Common Shares that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards to non-employee Directors, (F) as awards contemplated by Section 10 of this Plan, or (G) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 7,000,000 Common Shares plus, as of the Effective Date, the number of Common Shares available for awards under the Existing Plan on the Effective Date. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii) Common Shares covered by an award granted under the Plan will not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares available under the Plan as of a given date will not be reduced by any shares relating to prior awards that have expired or have been forfeited or cancelled. Upon payment in cash of the benefit provided by any award granted under the Plan, any Common Shares that were covered by that award will again be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) if Common Shares are tendered or otherwise used in payment of the Option Price of an Option Right the total number of shares covered by the Option Right being exercised will reduce the aggregate plan limit described above; (B) Common Shares withheld by the Company to satisfy the tax withholding obligation will count against the plan limit described above; and (C) the number of Common Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Common Shares, and whether or not shares are actually issued to the Participant upon exercise of the right, will be considered issued or transferred pursuant to the Plan. In the event that the Company repurchases shares with Option Right proceeds, those shares will not be added to the aggregate plan limit described above. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Shares based on fair market value, such Common Shares will not count against the aggregate plan limit described above.

(b) Life of Plan Limits.  Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 12 of this Plan:

(i) The aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 7,000,000 Common Shares.

(ii) Awards will not be granted under Section 9 or Section 10 of the Plan to the extent they would involve the issuance of more than 350,000 shares in the aggregate.

(c) Individual Participant Limits.  Notwithstanding anything in this Section 3, or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 12 of this Plan:

(i) No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than 1,000,000 Common Shares during any calendar year.

(ii) No Participant will be granted Qualified Performance-Based Awards of Restricted Stock, Restricted Stock Units, Performance Shares, or other awards under Section 10 of this Plan, in the aggregate, for more than 400,000 Common Shares during any calendar year.

(iii) Notwithstanding any other provision of this Plan to the contrary, in no event will any Participant in any calendar year receive a Qualified Performance-Based Award of Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $7,000,000.

(iv) In no event will any Participant in any calendar year receive a Qualified Performance-Based Award that is a Cash Incentive Award having an aggregate maximum value in excess of $7,000,000.

4. Option Rights.  The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations contained in the following provisions:

(a) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least six months (or other consideration authorized pursuant to Section 4(d) of this Plan) having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.

(d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, the attainment of reasonable age and service requirements approved by the Board, death or disability of a Participant, or a Change in Control.

(g) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(j) No Option Right will be exercisable more than 10 years from the Date of Grant.

(k) Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

5. Appreciation Rights.

(a) The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b) Each grant of Appreciation Rights may utilize any or all of the authorizations contained in the following provisions:

(i) Each grant will specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Common Shares, or in any combination thereof.

(ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, the attainment of reasonable age and service requirements approved by the Board, death or disability of a Participant, or a Change in Control.

(v) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi) Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

(c) Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d) Regarding Free-Standing Appreciation Rights only:

(i) Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which may not be less than the Market Value per Share on the Date of Grant;

(ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Stock.  The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations contained in the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend, and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below. If the elimination of restrictions is based only on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than three years, except that the restrictions may be removed ratably during the three-year period, on at least an annual basis, as determined by the Board.

(d) Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e) Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock; provided, however, that notwithstanding subparagraph (c) above, restrictions relating to Restricted Stock that vests upon the achievement of Management Objectives may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of a Qualified Performance-Based Award of Restricted Stock will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock, the Board must determine that the Management Objectives have been satisfied.

(f) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, the attainment of reasonable age and service requirements approved by the Board, death or disability of a Participant, or a Change in Control.

(g) Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which may be subject to the same restrictions as the underlying award; provided, however, that dividends or other distributions on Restricted Stock with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(h) Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all shares of Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

7. Restricted Stock Units.  The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting or sale of Restricted Stock Units (which may also be referred to as Deferred Stock Units) to Participants. Each such grant or sale may utilize any or all of the authorizations contained in the following provisions:

(a) Each such grant or sale will constitute the agreement by the Company to deliver Common Shares or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify. If a grant of Restricted Stock Units specifies that the Restriction Period will terminate only upon the achievement of Management Objectives, then, notwithstanding anything to the contrary contained in subparagraph (c) below, such Restriction Period may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Qualified Performance-Based Awards of Restricted Stock Units will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock Units, the Board must determine that the Management Objectives have been satisfied.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) If the Restriction Period lapses only by the passage of time rather than the achievement of Management Objectives as provided in subparagraph (a) above, each such grant or sale will be subject to a Restriction Period of not less than three years, except that a grant or sale may provide that the

Restriction Period will expire ratably during the three-year period, on an annual basis, as determined by the Board.

(d) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock Units may provide for the earlier lapse or other modification of the Restriction Period in the event of the retirement, the attainment of reasonable age and service requirements approved by the Board, death or disability of a Participant, or a Change in Control.

(e) During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Common Shares deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Board may, at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares; provided, however, that dividends or other distributions on Common Shares underlying Restricted Stock Units with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(f) Each grant or sale will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Shares or cash.

(g) Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

8. Cash Incentive Awards, Performance Shares and Performance Units.  The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations contained in the following provisions:

(a) Each grant will specify the number of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b) The Performance Period with respect to each Cash Incentive Award, Performance Share, or Performance Unit will be such period of time (not less than one year) as will be determined by the Board at the time of grant, which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant, or a Change in Control; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(c) Any grant of Cash Incentive Awards, Performance Shares, or Performance Units may specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of a Qualified Performance-Based Award of a Cash Incentive Award, Performance Shares, or Performance Units will specify that, before the Cash Incentive Award, Performance Shares, or Performance Units will be earned and paid, the Board must determine that the Management Objectives have been satisfied.

(d) Each grant will specify the time and manner of payment of Cash Incentive Awards, Performance Shares, or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares, in Restricted Stock or Restricted Stock Units or in any combination thereof.

(e) Any grant of Cash Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Common Shares, shares of Restricted Stock or Restricted Stock Units with respect thereto may not exceed a maximum specified by the Board at the Date of Grant.

(f) The Board may, at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Common Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

(g) Each grant of Cash Incentive Awards, Performance Shares, or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9. Awards to Non-Employee Directors.  Subject to the limit set forth in Section 3(b)(ii) of this Plan, the Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee Directors of Option Rights, Appreciation Rights, or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of Common Shares, Restricted Stock, or Restricted Stock Units (which may also be referred to as Deferred Stock Units) to non-employee Directors. Each grant of an award to a non-employee Director will be upon such terms and conditions as approved by the Board and will be evidenced by an Evidence of Award in such form as will be approved by the Board. Each grant will specify in the case of an Option Right an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each Option Right and Free-Standing Appreciation Right granted under the Plan to a non-employee Director will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. Non-employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in Common Shares, Restricted Stock, Restricted Stock Units, or other awards under the Plan in lieu of cash.

10. Other Awards.

(a) Subject to limitations under applicable law and to the limit set forth in Section 3(b)(ii) of this Plan, the Board may grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board will determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 10 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Shares, other awards, notes or other property, as the Board determines.

(b) The Board may grant Common Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Board.

(c) Share-based awards pursuant to this Section 10 are not required to be subject to any minimum vesting period.

11. Administration of the Plan.

(a) This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Executive Compensation Committee of the Board or any other committee of the Board (or a subcommittee thereof), as constituted from time to time. To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to such committee or subcommittee.

(b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or other awards pursuant to Section 10 of this Plan and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification, or document will be final and conclusive.

(c) The Board or, to the extent of any delegation as provided in Section 11(a), the committee, may delegate to one or more of its members or to one or more executive officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the committee, or such person may have under the Plan. The Board or the committee may, by resolution, authorize one or more executive officers of the Company to do one or both of the following on the same basis as the Board or the committee: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Board or the Committee will not delegate such responsibilities to any such executive officer for awards granted to an employee who is an executive officer, Director, or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act, or any Covered Employee; (B) the resolution providing for such authorization sets forth the total number of Common Shares such executive officer(s) may grant; and (C) the executive officer(s) will report periodically to the Board or the committee, as the case may be, regarding the nature and scope of the awards granted pursuant to the authority delegated.

12. Adjustments.  The Board will make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares, and Performance Units granted hereunder and, if applicable, in the number of Common Shares covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board will also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 12; provided, however, that any such adjustment to the number specified in Section 3(b)(i) will be made only if and to the extent that such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail to so qualify.

13. Change in Control.  For purposes of this Plan, except as may be otherwise prescribed by the Board in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence of any of the following events:

(a) The consummation of a merger, consolidation, combination (as defined in Section 1701.01(Q), Ohio Revised Code), or majority share acquisition (as defined in Section 1701.01(R), Ohio Revised Code) involving the Company and as a result of which the securities of the Company entitled to vote generally in the election of Directors that are outstanding immediately prior to the transaction do not continue to represent, directly or indirectly (either by remaining outstanding or by being converted into securities of the surviving entity or any parent thereof entitled to vote in the election of directors of such entity), one-third or more of the voting power of the surviving entity or any parent thereof;

(b) The consummation of the sale of all or substantially all of the assets of the Company;

(c) The adoption of any resolution of reorganization or dissolution of the Company by the shareholders;

(d) If during any period of two consecutive years, individuals who at the beginning of such period constitute the Directors of the Company cease for any reason to constitute a majority thereof; provided, however, that any individual who becomes a Director during such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the Directors then still in office who were Directors of the Company at the beginning of such period (either by specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for Director, without objection to such nomination) will be considered as though such individual were a Director of the Company at the beginning of such period, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Board; or

(e) The acquisition by any person (including a group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act other than the Company (or any of its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the Company’s then outstanding securities, unless such acquisition is approved by the vote of at least two-thirds of the Directors of the Company then in office.

14. Detrimental Activity.  Any Evidence of Award may provide that if a Participant, either during employment by the Company or a Subsidiary or within a specified period after termination of such employment, will engage in any Detrimental Activity, and the Board will so find, forthwith upon notice of such finding, the Participant will:

(a) Forfeit any award granted under this Plan then held by the Participant;

(b) Return to the Company, in exchange for payment by the Company of any amount actually paid therefor by the Participant, all Common Shares that the Participant has not disposed of that were offered pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity, and

(c) With respect to any Common Shares so acquired that the Participant has disposed of, pay to the Company in cash the difference between:

(i) Any amount actually paid therefor by the Participant pursuant to this Plan, and

(ii) The Market Value per Share of the Common Shares on the date of such disposition.

(d) To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

In addition, notwithstanding anything in the Plan to the contrary, any Evidence of Award may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Board from time to time.

15. Non U.S. Participants.  In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Board may approve such supplements to or amendments, restatements, or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

16. Transferability.

(a) Except as otherwise determined by the Board, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 or 10 of this Plan, or dividend equivalents paid with respect to awards made under the Plan will be transferable by the Participant except by will or the laws of descent and distribution, and in no event will any such award granted under the Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

17. Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local, or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements for the payment of tax, the Company will withhold such Common Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Common Shares having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other Common Shares held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Common Shares on the date the benefit is to be included in Participant’s income. In no event will the Market Value per Share of the Common Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Common Shares acquired upon the exercise of Option Rights.

18. Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

19. Amendments.

(a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of Common Shares which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, then, such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.

(b) Except in connection with a corporate transaction or event described in Section 12 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without shareholder approval. This Section 19(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 12 of this Plan.

(c) If permitted by Section 409A of the Code and Section 162(m) of the Code, but subject to the paragraph that follows, in the case of involuntary termination of employment or termination of employment by reason of death, disability, retirement, closing of business or operation units, or elimination of job position, or in the case of unforeseeable emergency or other special circumstances (including reaching reasonable age and service requirements approved by the Board from time to time), of or relating to a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 16(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares, or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award except in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

Subject to Section 19(b) hereof, the Board may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award (other than in connection with the Participant’s death or disability, or a Change of Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Qualified Performance-Based Award. Subject to Section 12 above, no such amendment will impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

20. Governing Law.  This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Ohio.

21. Effective Date/Termination.  This Plan will be effective as of the Effective Date. No grants will be made on or after November 7, 2010 (provided that this Plan is approved by the shareholders of the Company prior to or on such date) under the Existing Plan, except that outstanding awards granted under the Existing Plan will continue unaffected following such date. No grant will be made under this Plan more than 10 years after November 7, 2010, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

22. Miscellaneous Provisions.

(a) The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

(b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e) Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

(f) No Participant will have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h) Except with respect to Option Rights and Appreciation Rights, the Board may permit Participants to elect to defer the issuance of Common Shares under the Plan pursuant to such rules, procedures, or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(i) If any provision of this Plan is or becomes invalid, illegal, or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Board, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it will be stricken and the remainder of this Plan will remain in full force and effect.

DIRECTIONS TO THE ANNUAL MEETING

O.A.R.D.C.
FISHER AUDITORIUM
1680 MADISON AVENUE
WOOSTER, OH 44691

FROM WEST CLEVELAND:

Route 71 South to Route 83 South to Route 30 West. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM EAST CLEVELAND & AKRON:

Route 77 South to Route 21 South to Route 585 West to Route 3 / 83 South to Route 30 West. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM CANTON:

Route 30 West, take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM COLUMBUS / MANSFIELD:

Route 71 North to Route 30 East. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM I-71
3
83
NORTH
FROM ROUTE 21
585
AKRON ROAD
CLEVELAND ROAD
BURBANK ROAD
WAYNE
COLLEGE OF WOOSTER
QUINBY
BEVER
BOWMAN
CITY OF WOOSTER
FROM CANTON
30
MARKET
COURTHOUSE
LIBERTY
302
FROM I-71
MADISON
SECREST
250
O.A.R.D.C. FISHER AUDITORIUM
FROM NEW PHILADELPHIA
FROM MILLERSBURG

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M25725-P98808-Z53278	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors to the class whose term of office will expire in 2013.	For	Against	Abstain

	Nominees: 1a. Kathryn W. Dindo	☐	☐	☐
	1b. Richard K. Smucker	☐	☐	☐
	1c. William H. Steinbrink	☐	☐	☐
	1d. Paul Smucker Wagstaff	☐	☐	☐

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2011 fiscal year.	☐	☐	☐

3.	Approval of The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan.	☐	☐	☐

Please indicate if you plan to attended this meeting.		☐	☐

		Yes	No

NOTE: Please sign your name EXACTLY as your name appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
M25726-P98808-Z53278

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY
One Strawberry Lane, Orrville, Ohio 44667-0280
Solicited by the Board of Directors for the Annual Meeting of Shareholders on August 18, 2010
The authorized party as herein noted (the “Authorized Party”) hereby appoints Timothy P. Smucker, Richard K. Smucker, and Jeannette L. Knudsen, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the Authorized Party is entitled to vote at the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 18, 2010, or at any adjournment or adjournments, and any postponement or postponements thereof.
When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted FOR all Proposals.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M25727-P98808-Z53278	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors to the class whose term of office will expire in 2013.	For	Against	Abstain

	Nominees: 1a. Kathryn W. Dindo	☐	☐	☐
	1b. Richard K. Smucker	☐	☐	☐
	1c. William H. Steinbrink	☐	☐	☐
	1d. Paul Smucker Wagstaff	☐	☐	☐

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2011 fiscal year.	☐	☐	☐

3.	Approval of The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan.	☐	☐	☐

NOTE: Please sign your name EXACTLY as your name appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Instructions regarding Non-directed and/or Unallocated Shares

SELECT ONLY ONE OF THE FOLLOWING OPTIONS		Yes	No

4a.	I wish to vote Non-directed and/or Unallocated Shares under the Plan in the same way as my Allocated Shares.	☐	☐

4b.	I do not wish to vote Non-directed Shares or Allocated Shares.	☐	☐

4c.	I wish to vote Non-directed or Unallocated Shares differently from my Allocated Shares and will call Broadridge at 1-866-451-3787 to request a separate card for that purpose.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
M25728-P98808-Z53278

Proxy — THE J. M. SMUCKER COMPANY

VOTING INSTRUCTIONS
TO:
SEI Private Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Stock Ownership Plan and Trust (the “Plan”)
AND TO:
Fidelity Management Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Savings Plan, and
The J. M. Smucker Company Orrville Represented Employee Savings Plan
(each referred to hereinafter as the “Plan”)
I, the authorized party as herein noted, as a Participant in or a Beneficiary of one or more of the above-referenced Plans, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan(s), all common shares of The J. M. Smucker Company (the “Company”) allocated to the account under the Plan(s) (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 18, 2010.
In addition to voting the Allocated Share(s) you may also use this card to vote Unallocated Shares held in the ESOP Suspense Account (“Unallocated Shares”), if applicable, and/or non-directed shares held in the savings plans as determined in accordance with the terms of the Plan(s) (“Non-directed Shares”). For more information concerning voting Unallocated Shares and Non-directed Shares, please refer to the reverse side of this card and the enclosed instructions.
The Trustee will vote any shares allocated to the account for which timely instructions are received from you by 12:01 a.m., Eastern Daylight Time, August 13, 2010 in accordance with the Plan(s).
When properly executed, this voting instruction card will be voted in the manner directed. If properly executed, but if no direction is given, this voting instruction card will be voted FOR all Proposals and for Allocated Shares only.
Please mark, date, sign, and return this voting instruction card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

THE J. M. SMUCKER COMPANY
LETTER TO ALL PARTICIPANTS IN THE J. M. SMUCKER COMPANY EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST, THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN, AND THE J. M. SMUCKER COMPANY ORRVILLE REPRESENTED EMPLOYEE SAVINGS PLAN
Enclosed are materials relating to the Annual Meeting of Shareholders of The J. M. Smucker Company (“the Company”), which will be held on August 18, 2010. You are receiving these materials because you were a participant in one or more of the benefit plans listed above as of the June 23, 2010 record date. As a participant in one of the plans, you are also a beneficial owner of common shares of the Company that are held in the plans. As a beneficial owner, you are entitled to direct the trustee under each of the plans on how to vote those shares with respect to issues being submitted to the shareholders at the Company’s Annual Meeting. The trustee of The J. M. Smucker Company Employee Stock Ownership Plan and Trust is SEI Private Trust Company. The trustee of The J. M. Smucker Company Employee Savings Plan and The J. M. Smucker Company Orrville Represented Employee Savings Plan is Fidelity Management Trust Company.
The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under one or more of the plans. The letter also discusses a right that you have under the plans to provide direction to the trustee on how certain other shares should be voted that are allocated to other participants, but are not voted, or which are not yet allocated to anyone. The letter also outlines what it means if you exercise your right with respect to those other shares. Before making a decision on how to instruct the trustee, you should carefully read this letter and the enclosed materials.
HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?
As a participant in one or more of the plans referenced at the top of this letter, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote the following other plan shares:
•	Shares allocated to the accounts of other participants who do not themselves provide direction to the trustee on how to vote those shares (these are “Non-directed Shares”); and

•	If you are a participant in the Employee Stock Ownership Plan (“ESOP”), shares in that plan that have not been allocated to participants (these are “Unallocated Shares”).
If you do not direct the trustee how to vote the shares which are allocated to your account, those shares will be voted by the trustee in accordance with the direction of other participants.
The trustee will vote shares under a particular plan based upon the direction of participants in the plan who timely return voting instruction cards like the one that is enclosed. If you are a participant in more than one plan, you will receive one voting instruction card listing the shares for all plans in which you participate.
To direct the trustee how to vote shares allocated to your account under the plan or plans in which you participate, simply mark your choices on the enclosed voting instruction card. With respect to Non-directed Shares and Unallocated Shares, you may, by marking the appropriate square on the back of the card, direct the trustee to either:

•	Vote a portion of the Non-directed Shares and Unallocated Shares under a plan the same way you directed the trustee to vote your allocated shares;

•	Not to vote Non-directed Shares and Unallocated Shares pursuant to your direction because you do not wish to undertake the fiduciary duties described below which arise from that direction; or

•	Vote the Non-directed Shares and Unallocated Shares differently than your allocated shares, in which case you should contact Broadridge Financial Solutions, Inc. at 1-866-451-3787 for further information.
If you elect to direct the trustee how to vote your allocated shares and/or the Non-directed Shares and Unallocated Shares, you must follow the voting instructions summarized on the voting instruction card. In order for the trustee to be able to vote the shares at the Annual Meeting, the trustee must receive your voting instructions by the deadline indicated on the voting instruction card.
Your decision whether or not to direct the trustee to vote shares in the plans will be treated confidentially by the trustee and will not be disclosed to the Company or any of its employees, officers, or directors.
VOTING RIGHTS OF SHARES
The Company’s Amended Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter properly submitted to shareholders, except for certain matters listed in the Amended Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten-votes-per-share unless there has been a change in beneficial ownership of the common share after November 6, 2008. In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that common share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-votes-per-share provisions apply to Proposal 3, Approval of The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan.
FIDUCIARY STATUS
Each plan participant is a “named fiduciary” (as defined in Section 402 (a) (2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By signing, dating, and returning the enclosed voting instruction card, or submitting your vote online, you are accepting your designation under the plans as a named fiduciary. You should, therefore, exercise your voting rights prudently. You should mark, date, sign, and return the voting instruction card, or submit your vote online, only if you are willing to act as a named fiduciary.
If you direct the trustee how to vote Non-directed Shares and Unallocated Shares, you will be named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan in giving direction on Non-directed Shares, if you choose to do so.
All questions and requests for assistance should be directed to the Company’s Shareholder Services department at (330) 684-3838.

THEJ. M.SMUCKER COMPANY ANNUAL MEETING FOR HOLDERS AS OF 6/23/10 TO BE HELD ON 8/18/10 (ONLY IF YOU AGREE WITH YOUR VOTING RIGHTS CAN YOU VOTE BY PHONE) Your vote is important. Thank you for voting. To vote by Internet 1) Read the Proxy Statement and have the voting instruction form below at hand. 2) Go to website www.proxyvote.com. 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction form below at hand. 2) Call 1-800-454-8683. 3) Follow the instructions. To vote by Mail 1 Read the Proxy Statement. 2 Check the appropriate boxes on the voting instruction form below. 3 Sign and date the voting instruction form. 4) Return the voting instruction form in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M25719-P98529 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Notice and Proxy Statement and Annual Report The Board of Directors recommends you vote FOR the following proposals: A Company Proposals 1. Election of Directors to the class whose term of For Against Abstain office will expire in 2013 1 a. Kathryn W. Dindo 1b. Richard K. Smucker 1 c. William H. Steinbrink 1d. Paul Smucker Wagstaff 2. Ratification of appointment of Ernst & Young LLP 0 0 0 as the Company’s Independent Registered Public Accounting Firm for the 2011 fiscal year. 3. Approval of The J. M. Smucker Company2010 Equity and Incentive Compensation Ran. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND 0 THE MEETING AND VOTE THESE SHARES IN PERSON Certification of Ten-Vote Shares The ten-votes-per-share provision stated in The J. M. Smucker Company’s Amended Articles of Incorporation applies to Proposal 3 on this voting form. In order to exercise the ten-votes-per-share provision, please complete the information below. Should you choose not to provide the information below, all shares represented will be counted as one-vote-per-share. Of the shares you are entitled to vote, the number of common shares of the company beneficially owned by you as of June 23, 2010, and for which there has not been a change in beneficial ownership after November 6, 2008. shares Signature [PLEASE SIGN WITHIN BOX] Date